Exhibit 10.2

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED

UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT, dated as of June 12, 2007 (this “Amendment”), is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and (iii) TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

W I T N E S S E T H:

WHEREAS, the INDEMNITORS and TRAVELERS are parties to a certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (as amended, supplemented and modified, the “Agreement”);

WHEREAS, the INDEMNITORS have requested TRAVELERS to amend the Agreement; and

WHEREAS, TRAVELERS is willing to amend the Agreement as provided herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and TRAVELERS hereby agree as follows:

SECTION 1. DEFINED TERMS.

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement.

SECTION 2. AMENDMENTS TO AGREEMENT.

Subject to satisfaction of the conditions set forth in Section 3 of this Amendment, the Agreement is hereby amended as follows:

(a) The definition of “BANK LOAN FACILITY” appearing in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“BANK LOAN FACILITY” means that certain Credit Agreement dated as of June 12, 2007, by and among HOLDINGS, certain SUBSIDIARIES of HOLDINGS, the financial institutions from time to time parties thereto and LaSalle Bank National

Association, as Administrative Agent, Sole Lead Arranger, Issuing Lender and Swing Line Leader, and the documents, instruments and agreements executed and delivered in connection therewith, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, and any credit agreement or other agreement or agreements relating to any refinancing, extension, renewal or replacement, in whole or in part, thereof.

(b) The definition of “INTERCREDITOR AGREEMENT” appearing in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“INTERCREDITOR AGREEMENT” means that certain Intercreditor Agreement dated as of June 12, 2007, by and among HOLDINGS, certain SUBSIDIARIES of HOLDINGS, LaSalle Bank National Association, as Administrative Agent, and TRAVELERS, and the documents, instruments and agreements executed and delivered pursuant thereto, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, and any other intercreditor agreement in replacement thereof which is in form and substance acceptable to TRAVELERS.

(c) The definition of “SECURITY AGREEMENT (EQUIPMENT)” appearing in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“SECURITY AGREEMENT (EQUIPMENT)” means the Security Agreement (Equipment) substantially in the form of Exhibit D hereto, executed and delivered by GLDDC (or any other INDEMNITOR which executes a VESSEL MORTGAGE after the date hereof) in favor of TRAVELERS, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(d) The definition of “VESSEL MORTGAGES” appearing in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“VESSEL MORTGAGES” means, collectively, (i) the First Preferred Fleet Mortgage substantially in the form of Exhibit E hereto, executed by GLDDC in favor of TRAVELERS, (ii) the First Preferred Ship Mortgage substantially in the form of Exhibit F hereto, executed by GLDDC in favor of TRAVELERS, (iii) the Second Preferred Fleet Mortgage substantially in the form of Exhibit G hereto, executed by GLDDC in favor of TRAVELERS, (iv) the Second Preferred Ship Mortgage substantially in the form of Exhibit H hereto, executed by GLDDC in favor of

TRAVELERS, and (v) any other fleet mortgages or vessel mortgages at any time hereafter executed and delivered by any INDEMNITOR in connection with this Agreement and the other UNDERWRITING DOCUMENTS; in each case as any of the foregoing documents may be amended, restated, supplemented or otherwise modified from time to time.

(e) Section 1.1 of the Agreement is hereby further amended by deleting therefrom the definitions of “VESSEL FINANCING AGREEMENT” and “VESSEL FINANCING COLLATERAL”.

(f) The definition of “PERMITTED LIENS” appearing in Section 1.1 of the Agreement is hereby amended by amending and restating in its entirety clause (r) appearing in such definition to read as follows:

“(r) RESERVED.”

(g) Section 1.1 of the Agreement is hereby further amended by inserting the following new definition in the appropriate alphabetical order:

“NOTE INDENTURE OBLIGATIONS” means all of (a) HOLDINGS’ obligations under and with respect to the DEBT INDENTURE, including, without limitation, all obligations to pay principal in an aggregate principal amount not to exceed $175,000,000 under its 7-3/4% Senior Subordinated Notes due 2013, and all interest, premium, fees, charges, expenses and indemnities with respect thereto, and to effect redemptions, repurchases and prepayments with respect thereto, in any case, whether fixed, contingent, matured or unmatured, or (b) HOLDINGS’ obligations under and with respect to such other unsecured DEBT the net proceeds of which are designated to be used, and are used reasonably promptly after the incurrence thereof, to refinance in whole or in part the NOTE INDENTURE OBLIGATIONS described in clause (a) above; provided, that such refinancing DEBT (i) is in an aggregate principal amount not greater than the aggregate principal amount of the DEBT being refinanced plus the amount of any premium required to be paid thereon and any interest, fees and costs incurred in such refinancing, (ii) has a final maturity more than 180 days after the Revolving Commitment Termination Date (as defined in the BANK LOAN FACILITY) and requires no scheduled payment of principal in cash prior to such date, and (iii) includes (A) subordination provisions reasonably acceptable to TRAVELERS and (B) covenants, events of default and other terms and provisions (including quantities thereof) that are no more restrictive, when taken as a whole, to HOLDINGS and its SUBSIDIARIES than are (x) in the case of any public issuance of

DEBT to HOLDINGS, customary at the time of such refinancing of such type for issuers with a debt rating similar to that of HOLDINGS and (y) in the case of any private issuance of DEBT to HOLDINGS, as set forth in the DEBT INDENTURE (any such refinancing as described in this clause (b), a “PERMITTED NOTE REFINANCING”).

(h) Section 6.12(d) of the Agreement is hereby amended by deleting the amount “$20,000,000” appearing in the clause (i) of such section and substituting the amount “$40,000,000” in place thereof.

(i) Section 6.12(f) of the Agreement is hereby amended and restated in its entirety to read as follows:

(f) (i) DEBT and CONTINGENT LIABILITIES arising under the BANK LOAN FACILITY; provided, that the aggregate principal amount of all loans plus the undrawn face amount of all letters of credit outstanding under the BANK LOAN FACILITY shall at no time exceed $180,000,000; and (ii) the NOTE INDENTURE OBLIGATIONS;

(j) Section 6.12(s) of the Agreement is hereby amended and restated in its entirety to read as follows:

(s) RESERVED;

(k) Section 6.12 (t) of the Agreement is hereby amended by deleting “GLDD Acquisitions Corp.” appearing in such section and substituting “HOLDINGS” in place thereof.

(l) The definition of “Cash Equivalent Investments” appearing in Section 6.15 of the Agreement is hereby amended by amending and restating in its entirety clause (d) appearing in such definition to read as follows:

(d) any certificate of deposit, time (including eurodollar time deposits) or demand deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either (i) a commercial banking institution organized under the laws of the United States of America or any State thereof or the District of Columbia that has a combined capital, surplus and undivided profits of not less than $500,000,000, (ii) any lender under the BANK LOAN FACILITY, or (iii) (A) any branch of any lender under the BANK LOAN FACILITY, (B) any commercial banking institution organized under the laws of the United States of America or any State thereof or any Organization for Economic Cooperation and Development country which has a combined capital, surplus and undivided profits of not less than $500,000,000 or (C) any financial institution organized under the laws of a country where HOLDINGS or any of its SUBSIDIARIES is engaged in a dredging or construction project to the extent such certificates of deposit, time or demand deposits (including Eurodollar time deposits) or bankers acceptances are reasonably necessary in connection with such dredging or construction project;

(m) Section 6.16(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

(b) dividends or other distributions payable by HOLDINGS not to exceed $5,000,000 in aggregate for all such dividends or distributions made during any fiscal year; provided, that both before and after giving effect to such dividends or distributions HOLDINGS shall be in compliance with the provisions of Section 6.19 and 6.20.

(n) Section 6.21(a) of the Agreement is hereby amended by amending and restating the final sentence appearing in such section in its entirety to read as follows:

Notwithstanding the foregoing, HOLDINGS and its SUBSIDIARIES shall be permitted to refinance the NOTE INDENTURE OBLIGATIONS in connection with a PERMITTED NOTE REFINANCING.

(o) Article VI of the Agreement is hereby further amended by inserting the following new Section 6.23 at the end thereof:

SECTION 6.23 APPRAISALS. Upon the request of TRAVELERS, INDEMNITORS shall provide updated appraisals of the vessels secured by the VESSEL MORTGAGES at the cost and expense of the INDEMNITORS; provided, that such request by TRAVELERS shall not be made any earlier than the five-year anniversary from the date upon which TRAVELERS last received appraisals on the vessels.

(p) The Agreement is hereby further amended by deleting Exhibits D, E and F thereto in their entirety and substituting therefor Exhibits D, E, F, G and H hereto.

SECTION 3. CONDITIONS PRECEDENT.

The provisions of this Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

(a) this Amendment duly executed by all parties hereto;

(b) the VESSEL MORTGAGES duly executed by the mortgagee party thereto, together with proper documentation releasing all other LIENS, if any, on the related vessels;

(c) a SECURITY AGREEMENT (EQUIPMENT) duly executed by each INDEMNITOR party to a VESSEL MORTGAGE and a Financing Statement (UCC-1) to be filed in the jurisdiction of organization of GLDDC;

(d) the INTERCREDITOR AGREEMENT and the Proceeds Agent Agreement contemplated thereby, duly executed by the PRINCIPALS, TRAVELERS and the other parties thereto;

(e) evidence satisfactory to TRAVELERS that LaSalle Bank National Association, as administrative agent under the BANK LOAN FACILITY, is in receipt of the original of the Master Intercompany Demand Note referred to in the PLEDGE AGREEMENT;

(f) evidence satisfactory to TRAVELERS that the DEBT incurred pursuant to the Credit Agreement dated as of December 17, 2003 by and between GLDDC and General Electric Capital Corporation, as amended, restated, supplemented or otherwise modified from time to time, has been repaid and that such Credit Agreement and all other documents, instruments and agreements executed and delivered pursuant thereto or related thereto, including, without limitation, all collateral or security agreements related thereto, have been terminated;

(g) a favorable opinion of Winston & Strawn LLP, counsel to the PRINCIPALS and INDEMNITORS, addressing such legal matters as TRAVELERS may require;

(h) an officer’s certificate of HOLDINGS certifying that the BANK LOAN FACILITY is in full force and effect, and attaching true and correct copy thereof;

(i) a secretary’s certificate of each INDEMNITOR (other than LYDON) certifying copies of such party’s organizational documents, appropriate resolutions authorizing the execution, delivery and performance of, inter alia, this Agreement, the VESSEL MORTGAGES to which it is a party, the SECURITY AGREEMENT (EQUIPMENT) to which it is a party, and the INTERCREDITOR AGREEMENT, and certifying incumbencies and true signatures of its officers so authorized;

(j) certificates of insurance establishing TRAVELERS as a loss payee and/or additional insured on all insurance policies relating to any tangible property on which TRAVELERS has a first LIEN under the VESSEL MORTGAGES and the SECURITY AGREEMENT (EQUIPMENT); and

(k) such other information, documents and legal opinions as may be reasonably required by TRAVELERS.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

To induce TRAVELERS to enter into this Amendment, the INDEMNITORS represent and warrant to TRAVELERS as of the date hereof and after giving effect to this Amendment that:

(a) The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of the SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date.

(b) SUBSIDIARIES. Schedule 1 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Amendment, of each SUBSIDIARY of HOLDINGS and each SUBSIDIARY set forth on Schedule 1 and designated with an asterisk (“*”) is a wholly-owned SUBSIDIARY of HOLDINGS.

(c) REAL PROPERTY. Schedule 2 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Amendment, of the address of any real property owned or leased by each PRINCIPAL with a net book value in excess of $750,000.

(d) EQUIPMENT. Schedule 3 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Amendment, of each item of equipment with a net book value in excess of $750,000 owned or leased by each PRINCIPAL.

(e) VESSELS. Schedule 4 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Amendment, of all vessels owned of record by any PRINCIPAL with a net book value in excess of $750,000 and, except as set forth on Schedule 4, each such vessel has all certificates required under applicable law (except where the failure could not reasonably be expected to have a MATERIAL ADVERSE CHANGE), including, without limitation, certificates of documentation, and, except as set forth on Schedule 4, each such vessel which is a U.S. flag vessel has been certified by the U.S. Coast Guard, and each such vessel which is a Republic of the Marshall Islands (“RMI”) vessel has been certified by the RMI Office of the Maritime Administrator. Each such certificate is in full force and effect and each such vessel is in seaworthy and operational condition. TRAVELERS has (or will have upon proper filing of the VESSEL MORTGAGES with the U.S. Coast Guard or the RMI Office of the Maritime Administrator, as applicable) a perfected security interest, arising pursuant to the VESSEL MORTGAGES, in each vessel set forth on Schedule 4 and designated with an asterisk (“*”).

(f) No EVENT OF DEFAULT has occurred and is continuing.

SECTION 7. GENERAL.

(a) As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

(b) This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(d) HOLDINGS acknowledges and agrees that any expense incurred by TRAVELERS in connection herewith and any other documents referenced herein (if any) and the transactions contemplated hereby, including reasonable legal fees and out-of-pocket costs and expenses of outside counsel, shall be fully paid or reimbursed by HOLDINGS.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties as of the date first written above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Paul E. Dinquel
	Name:	Paul E. Dinquel
	Title:	Vice President

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President and Treasurer

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President and Chief Financial Officer

NASDI HOLDINGS CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact

SCHEDULE 1

Subsidiaries

1.	The following table details the name and the jurisdiction of organization of each SUBSIDIARY of HOLDINGS and the percentage of outstanding shares of such SUBSIDIARY held by HOLDINGS:

Subsidiary	Jurisdiction of Organization	Owner(s) of Outstanding Shares	Percentage of Shares Owned by HOLDINGS
Great Lakes Dredge & Dock Company, LLC*	DE	HOLDINGS	100%
North American Site Developers, Inc.	MA	HOLDINGS C. Berardi	85%
Great Lakes Caribbean Dredging, Inc.*	DE	HOLDINGS	100%
Dawson Marine Services Company*	DE	HOLDINGS	100%
NASDI Holdings Corporation*	DE	HOLDINGS	100%
JDC Soil Management & Development Inc.*	MA	HOLDINGS	100%

2.	The following table details the name and the jurisdiction of organization of the SUBSIDIARIES of GLDDC and the percentage of outstanding shares of such SUBSIDIARY held by GLDDC:

Subsidiary	Jurisdiction of Organization	Owner of Outstanding Shares	Percentage of Shares Owned
Fifty-Three Dredging Corporation*	NJ	GLDDC	100%
Lydon Dredging & Construction Company, Ltd.*	Canada	GLDDC	100%
Great Lakes Dredge & Dock (Bahamas) Ltd.*	Bahamas	GLDDC	100%
GLDD Mexicana S. de R.L. de C.V.*	Mexico	GLDDC	100%

Note that from time to time shell corporations are formed in foreign jurisdictions for bidding purposes. Such SUBSIDIARIES do not own any material assets.

SCHEDULE 2

Real Property

1.	2747 Richmond Terrace, Staten Island, New York 10303 (Block 1109, Lot 31, Newark Bay, New York).

Leased Real Property

Greencove Springs

885 Bulkhead Road

Greencove Springs, Florida 32043

Oak Brook

2122 York Road

Suite 200

Oak Brook, Illinois 60523

Houston Yard

P.O. Box 956

Channelview, TX 77530

Waltham

1365 Main Street

Waltham, Massachusetts

SCHEDULE 3 AND 4

Equipment and Vessels

Vessel Type	Vessel Name	Cert. of Doc.	Leased
Hydraulic Dredge	Alaska*	X
Hydraulic Dredge	Florida*	X
Hydraulic Dredge	Illinois*	X
Hydraulic Dredge	California*	X
Idler Barge	G.L. 10	X
Hydraulic Dredge	Carolina*	X
Hydraulic Dredge	Texas*	X
Clamshell Dredge	G.L. 51*	X
Clamshell Dredge	G.L. 55*	X
Clamshell Dredge	No. 53*	X
Clamshell Dredge	G.L. 54*	X
Hopper Dredge	Manhattan Island*	X
Hopper Dredge	Sugar Island*	X
Hopper Dredge	Dodge Island*	X
Hopper Dredge	Padre Island*	X
Hopper Dredge	Northerly Island	X
Hopper Dredge	Liberty Island	X	X
Barge Unloader	Unloader No. 2*	X
Hydraulic Booster	Jack*	X
Drill Boat	Apache*	X
Tug	Melvin E. Lemmerhirt	X
Dump Barge	G.L. 32	X
Dump Barge	G.L. 33	X
Dump Barge	G.L. 63	X
Dump Barge	G.L. 64	X
Hopper Barge	G.L. 230	X
Hopper Barge	G.L. 231	X
Hopper Barge	G.L. 232	X
Power Barge	G.L. 177	X
Deck Barge	Erin	X
Jack-Up Barge	Reggie	X

Booster Barge	G.L. 130	X
Walking Idler Spud Barge	G.L. 144	X
Walking Idler Spud Barge	G.L. 142*	X
Idler Barge	Key West*	X
Idler Barge	G.L. 141*	X
Derrick Barge	GL – 61	X
Derrick Barge	G.L. 68	X
Pontoon Tanks	Pontoon Tanks (multiple)
Dredge	Ohio*	X
Dump Barge	G.L.66*	X
Booster Barge	Buster*	X
Hydraulic Dredge	Ponchartrain*[1]	X
Hopper Dredge	Victoria Island	X	X
Deck Barge	G.L.184	X
Drill Boat	G.L. 8	X
Booster Barge	Texas Jr.	X
Hydraulic Dredge	Arizona	X

[1]	Collateral, but net book value is not in excess of $750,000.

EXHIBIT D

Security Agreement (Equipment)

See Attached

ATTACHMENT TO

EXHIBIT D

SECURITY AGREEMENT (EQUIPMENT)

This SECURITY AGREEMENT (EQUIPMENT) (this “Agreement”) is made and entered into as of June 12, 2007 by GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company (“Grantor”), in favor of TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”) and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, “Secured Party”).

RECITALS

WHEREAS, concurrently herewith Grantor and Secured Party are entering into that certain Fourth Amendment to Third Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of even date herewith, which amends that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (as it may be further amended, restated, supplemented or otherwise modified, the “Underwriting Agreement”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined);

WHEREAS, Grantor and Secured Party desire to enter into this Agreement on the terms and conditions set forth in herein.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

“Collateral” shall mean all property and rights in property now owned or hereafter at any time acquired by Grantor with respect to which a Lien is granted in favor of Secured Party by Grantor under this Agreement pursuant to Section 2.

“First Preferred Fleet Mortgage” shall mean that certain First Preferred Fleet Mortgage of even date herewith executed and delivered by Grantor in favor of Secured Party, as such agreement may be amended, restated, supplemented, or otherwise modified from time to time.

“First Preferred Ship Mortgage” shall mean that certain First Preferred Ship Mortgage of even date herewith executed and delivered by Grantor in favor of Secured Party, as such agreement may be amended, restated, supplemented, or otherwise modified from time to time.

“First Ship Mortgages” shall mean the First Preferred Fleet Mortgage and First Preferred Ship Mortgage.

“Second Preferred Fleet Mortgage” shall mean that certain Second Preferred Fleet Mortgage of even date herewith executed and delivered by Grantor in favor of Secured Party, as such agreement may be amended, restated, supplemented, or otherwise modified from time to time.

“Second Preferred Ship Mortgage” shall mean that certain Second Preferred Ship Mortgage of even date herewith executed and delivered by Grantor in favor of Secured Party, as such agreement may be amended, restated, supplemented, or otherwise modified from time to time.

“Second Ship Mortgages” shall mean the Second Preferred Fleet Mortgage and Second Preferred Ship Mortgage.

“UCC” shall mean the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Vessels” shall mean, collectively, those “Vessels” from time to time subject to and as defined in the First Ship Mortgages or the Second Ship Mortgages (including, without limitation, those Vessels described in Schedule I hereto).

2. Grant of Security. To secure the prompt and complete payment, observance and performance when due of (a) Grantor’s obligations and liabilities under the Underwriting Agreement and the other UNDERWRITING DOCUMENTS, including, without limitation, all “LOSS” under and as defined in the Underwriting Agreement and (b) Grantor’s obligations and liabilities under this Agreement, any other agreement, document or instrument executed by Grantor pursuant to or in connection with such agreements (all such obligations and liabilities of Grantor now or hereafter existing being hereinafter referred to as the “Liabilities”), Grantor hereby presently pledges to Secured Party, and grants to Secured Party, a security interest in all of Grantor’s right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located: all Vessels and all equipment (including, without limitation, all “equipment” as such term is defined in Section 9-102(a)(33) of the UCC), whether now owned or hereafter acquired or arising, which is from time to time attached to, located on, or related to, one or more of the Vessels, including, without limitation, all boilers, engines, machinery, masts, spars, sails, boats, anchors, cables, chains, rigging, tackle, apparel, cranes, drills, excavators, shovels, construction equipment, furniture, furnishings, appliances, tools, tooling, and all other goods of every type and description (other than inventory), in each instance whether now owned or hereafter acquired by Grantor and wherever located, together, in each instance, with all accessions and additions to any of the foregoing, substitutions therefor, earnings and other intangibles with respect thereto, replacements, proceeds and products thereof (including, without limitation, all charter and freight hire proceeds, insurance proceeds and requisition proceeds) (collectively, the “Equipment”), and all books and records with respect thereto.

3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) Grantor shall remain solely liable under any contracts and agreements related to the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements related to the Collateral, and (c) Secured Party shall not have any responsibility, obligation or liability under the contracts and agreements related to the Collateral by reason of this Agreement, nor shall Secured Party be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of Grantor thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by Grantor or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

4. Representations and Warranties. Grantor represents and warrants, as of the date of this Agreement and on the date of the issuance of any BOND (unless such representation speaks only as of the date hereof and except as otherwise permitted by this Agreement or the Underwriting Agreement) until the termination of this Agreement pursuant to Section 17, that:

(a) The correct legal name of Grantor is set forth in the first paragraph of this Agreement. The chief place of business and chief executive office of Grantor are located at 2122 York Road, Oak Brook, Illinois 60523. All records included within or otherwise concerning the Collateral are located at such addresses or at the locations of the Equipment described and permitted herein.

(b) On the date hereof, Grantor’s Equipment (other than Equipment in transit or out for repair) is kept at the locations listed on Schedule II hereto.

(c) Grantor has exclusive possession and control of such Equipment, except for such Equipment which is leased to third parties, or is otherwise in possession of third parties, in a manner not prohibited by the Underwriting Agreement.

(d) Grantor is the legal and beneficial owner of the Collateral free and clear of all LIENS, except for LIENS permitted by the Underwriting Agreement (“Permitted Liens”) and has rights in and the power to transfer each item of Collateral.

(e) Grantor conducts business under its legal corporate name and, within the five-year period preceding the date hereof, Grantor has not used any trade names or fictitious names, except as set forth on Schedule III.

(f) This Agreement creates in favor of Secured Party a legal, valid and enforceable security interest in all Collateral in which a security interest may be created under the UCC (hereinafter, the “UCC Collateral”). When financing statements against Grantor have been properly presented for filing and the filing fee has been tendered or have been accepted by the filing officer in the appropriate public recording offices in Grantor’s jurisdiction of organization, Secured Party will have a fully perfected first priority lien on, and security interest in, the UCC Collateral in which a security interest may be perfected by the filing of UCC financing statements, subject only to Permitted Liens.

(g) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body that has not already been taken or made and which is in full force and effect, is required (i) for the grant by Grantor of the security interest in the Collateral granted hereby; (ii) for the execution, delivery or performance of this Agreement by Grantor; or (iii) for the exercise by Secured Party of any of its other rights or remedies hereunder.

5. Perfection and Maintenance of Security Interest and Lien. Grantor agrees that until such time as no BONDS shall remain outstanding, no obligations remain outstanding under any BOND and all of the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made) have been fully satisfied, this Agreement and the security interests and LIENS created hereby shall continue in full force and effect. Grantor shall perform any and all steps reasonably requested by Secured Party to perfect, maintain and protect Secured Party’s security interests in and LIENS on and against the Collateral granted or purported to be granted hereby or to enable Secured Party to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation, executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to Secured Party and executing and delivering all further instruments and documents, and taking all further action, as Secured Party may reasonably request.

6. Financing Statements. To the extent permitted by applicable law, Grantor hereby authorizes Secured Party to file financing or continuation statements and amendments thereto disclosing the security interest granted to Secured Party under this Agreement without Grantor’s signature appearing thereon, and Secured Party agrees to notify Grantor when such a filing has been made. If any Collateral is in the possession or control of any third party (including, without limitation, any bailee or warehouseman or other third party), upon Secured Party’s request, Grantor shall notify such Person of Secured Party’s security interest in such Collateral and, upon Secured Party’s request, instruct them to hold all such Collateral for Secured Party’s account and subject to Secured Party’s instructions.

7. Filing Costs. Grantor shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by Secured Party pursuant to Section 6.

8. Schedules of Collateral. Grantor shall furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

9. Secured Party Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in Grantor’s name, Secured Party’s name or otherwise, from time to time following the occurrence and during the existence of an EVENT OF DEFAULT, in Secured Party’s discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to (a) obtain and adjust insurance required to be paid to Secured Party pursuant to the Underwriting Agreement; (b) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (c) receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above; and (d) file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

10. Secured Party May Perform. If Grantor fails to perform any agreement contained herein, at any time after written notice from Secured Party to Grantor of such failure, Secured Party may perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be added to the Liabilities and shall be payable by Grantor within 15 days after demand therefor.

11. Secured Party’s Duties. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall not have any duty as to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Liabilities.

12. Remedies. (a) If any EVENT OF DEFAULT shall have occurred and be continuing:

(i) Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it (including, without limitation, under each First Ship Mortgage and Second Ship Mortgage), all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, Secured Party may, without notice, demand or legal process of any kind (except as may be required by law), all of which Grantor waives, at any time or times, (x) enter Grantor’s owned or leased premises and take physical possession of the Collateral and maintain such possession on Grantor’s owned or leased premises, at no cost to Secured Party or remove the Collateral, or any part thereof, to such other place(s) as Secured Party may desire, (y) require Grantor to, and Grantor hereby agrees that it will, at its expense and upon request of Secured Party, forthwith assemble all or any part of the Collateral as Secured Party directs and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to Secured Party and (z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker’s board or at any of the offices of Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

(ii) Secured Party shall apply all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (after payment of all expenses incurred by Secured Party in connection with such sale, collection or realization), against all or any part of the Liabilities in such order as may be required by Secured Party. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Liabilities shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus;

(b) Grantor waives all claims, damages and demands against Secured Party arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the gross negligence or willful misconduct of Secured Party, as the case may be, as determined in a final judgment of a court of competent jurisdiction; and

(c) The rights and remedies provided under this Agreement are cumulative and may be exercised severally or concurrently and are not exclusive of any rights and remedies provided by law or equity.

13. Exercise of Remedies. In connection with the exercise of its remedies pursuant to Section 12, Secured Party may (i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Liabilities; (ii) apply such Collateral or security and direct the order or manner of sale thereof as Secured Party may determine from time to time; and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of an EVENT OF DEFAULT, without affecting or impairing Secured Party’s right to take any other further action with respect to any Collateral or security or any part thereof.

14. Injunctive Relief. Grantor recognizes that if Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Secured Party; therefore, Grantor agrees that Secured Party, if Secured Party so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

15. Security Interest Absolute. All rights of Secured Party and security interests hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional irrespective of:

(i) Any lack of validity or enforceability of the Underwriting Agreement or any other agreement or instrument relating thereto;

(ii) Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Underwriting Agreement;

(iii) Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Liabilities or of this Agreement other than payment in full of the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made).

16. Waivers. Grantor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or EVENT OF DEFAULT with respect to any of the Liabilities and all other notices to which Grantor might otherwise be entitled except as otherwise expressly provided herein or in the Underwriting Agreement.

17. Term. This Agreement shall remain in full force and effect until such time as no BONDS shall remain outstanding, no obligations remain outstanding under any BOND and the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made) have been fully paid in cash. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Collateral), Secured Party will release the security interest created hereunder.

18. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Grantor and Secured Party, and their respective successors and assigns (including successors by way of merger, acquisition or similar event). Grantor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor.

20. GOVERNING LAW. ANY DISPUTE BETWEEN SECURED PARTY AND GRANTOR ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND

WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), OF THE STATE OF NEW YORK.

21. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

22. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be made in accordance with the applicable provisions contained in the Underwriting Agreement.

23. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Grantor and Secured Party, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

24. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

25. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

26. Merger. This Agreement represents the final agreement of Grantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between Grantor and Secured Party.

27. Existing Agreements Superseded. Effective as of the date this Agreement is executed, this Agreement shall supersede and replace in its entirety (i) that certain Second Amended and Restated Agreement (Equipment) dated as of December 22, 2003, as amended, between Grantor and Secured Party, and (ii) that certain Security Agreement (Equipment) dated as of December 22, 2003, as amended, between Great Lakes Dredge & Dock Corporation (and assumed by Grantor) and Secured Party. All references to the foregoing agreements in the Underwriting Agreement, any other UNDERWRITING DOCUMENT or any other document, instrument or agreement delivered in connection therewith or related thereto shall be a reference to this Agreement. Nothing herein shall be deemed to constitute a payment, settlement or novation of any existing DEBT or to release or otherwise adversely affect any rights Secured Party has against any guarantor, surety or other party primarily or secondarily liable for such DEBT.

* * * *

IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO SECURITY AGREEMENT (EQUIPMENT)

TRAVELERS CASUALTY AND SURETY COMPANY

By:
Name:
Title:

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:
Name:
Title:

SIGNATURE PAGE TO SECURITY AGREEMENT (EQUIPMENT)

GREAT LAKES DREDGE & DOCK COMPANY, LLC

SECURITY AGREEMENT

Schedule I

Name	Official No.
CALIFORNIA	292779
FLORIDA	506446
CAROLINA	552707
G.L. 54	560225
ILLINOIS	580274
PADRE ISLAND	639291
G.L. 55	1101368
MANHATTAN ISLAND	2694 (RMI Flag)
ALASKA	283416
G.L. 51	288765
PONTCHARTRAIN	290028
BUSTER	504442
G.L. 141	538934
NO. 53	566581
JACK	605280
DODGE ISLAND	625348
TEXAS	627368
OHIO	644880
UNLOADER NO. 2	667652
APACHE	668642
KEY WEST	684596
G.L. 142	1139322
G.L. 66	1151814
SUGAR ISLAND	2695 (RMI Flag)

GREAT LAKES DREDGE & DOCK COMPANY, LLC

SECURITY AGREEMENT

Schedule II

Name	Official No.	Location
CALIFORNIA	292779	MANAMA, KINGDOM OF BAHRAIN
FLORIDA	506446	BRUNSWICK, GA
CAROLINA	552707	MANAMA, KINGDOM OF BAHRAIN
G.L. 54	560225	NORFOLK, VA
ILLINOIS	580274	FOLLY BEACH, SC
PADRE ISLAND	639291	NORFOLK, VA
G.L. 55	1101368	STATEN ISLAND, NY
MANHATTAN ISLAND	2694 (RMI Flag)	MANAMA, KINGDOM OF BAHRAIN
ALASKA	283416	SABINE PASS, TX
G.L. 51	288765	JACKSONVILLE, FL
PONTCHARTRAIN	290028	MEMPHIS, TN
BUSTER	504442	MANAMA, KINGDOM OF BAHRAIN
G.L. 141	538934	FREEPORT, BAHAMAS
NO. 53	566581	PASCAGOULA, MS
JACK	605280	FOLLY BEACH, SC
DODGE ISLAND	625348	JACKSONVILLE, FL
TEXAS	627368	FREEPORT, BAHAMAS
OHIO	644880	CHARLESTON, SC
UNLOADER NO. 2	667652	BALTIMORE, MD
APACHE	668642	BALTIMORE, MD
KEY WEST	684596	MANAMA, KINGDOM OF BAHRAIN
G.L. 142	1139322	BRUNSWICK, GA
G.L. 66	1151814	OAKLAND, CA
SUGAR ISLAND	2695 (RMI Flag)	MANAMA, KINGDOM OF BAHRAIN

GREAT LAKES DREDGE & DOCK COMPANY, LLC

SECURITY AGREEMENT

Schedule III

Use of trade names or fictitious names within the five-year period preceding the date hereof:

1.	On August 29, 2006, GLDD Vessel Sub, LLC, A Delaware limited liability company, merged with and into Grantor.

2.	On August 1, 2005, Great Lakes Dredge & Dock Company, a New Jersey corporation, was merged with and into Grantor.

3.	Effective on December 31, 2002, North American Trailing Company, a Delaware corporation and a wholly-owned subsidiary of Grantor, was merged with and into Grantor.

4.	Effective on November 25, 2002, NATCO Dredging Limited Partnership, a Delaware limited partnership of which Grantor was General Partner, was dissolved.

EXHIBIT E

First Preferred Fleet Mortgage

See Attached

ATTACHMENT TO

EXHIBIT E

FIRST PREFERRED FLEET MORTGAGE

Given By

GREAT LAKES DREDGE & DOCK COMPANY, LLC

As Owner

In Favor Of

TRAVELERS CASUALTY AND SURETY COMPANY

And

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

As Mortgagees

On the United States Flag Vessels

Named Herein

SYNOPSIS OF MORTGAGE

	NAME OF VESSEL	OFFICIAL NUMBER
Vessels Subject to Instrument:	CALIFORNIA	292779

	FLORIDA	506446

	CAROLINA	552707

	G.L. 54	560225

	ILLINOIS	580274

	PADRE ISLAND	639291

	G.L. 55	1101368

Type of Instrument:	First Preferred Fleet Mortgage

Date of Instrument; effective as of:	June 12, 2007

Name of Owner:	Great Lakes Dredge & Dock Company, LLC

(Percentage Owned):	100%

Address of Owner:	Great Lakes Dredge & Dock Company, LLC 2122 York Road Oak Brook, IL 60523

Name of Mortgagee:	Travelers Casualty and Surety Company; and Travelers Casualty and Surety Company of America

Address of Mortgagee:	One Tower Square, 2S2 Hartford, CT 06183

Total Amount of Mortgage:	Two Hundred Million United States Dollars ($200,000,000) plus interest, expenses and fees

FIRST PREFERRED FLEET MORTGAGE

THIS FIRST PREFERRED FLEET MORTGAGE is made and dated as of June 12, 2007 (hereinafter the “Mortgage”) by GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company, with its address at 2122 York Road, Oak Brook, Illinois 60523 (the “Mortgagor”), to TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, “Travelers”) each having their address at One Tower Square, 2S2, Hartford, Connecticut 06183 (collectively, the “Mortgagee”, each holding an individual interest as a joint tenant in the vessels mortgaged).

WHEREAS, the Mortgagor is the sole owner of the vessels hereinafter identified as the “Vessels”, which vessels have been duly documented in the name of the Mortgagor under the laws of the United States;

WHEREAS, the Mortgagor, Great Lakes Dredge & Dock Corporation, a Delaware corporation (Mortgagor’s direct parent company) (the “Parent”), various affiliates of the Mortgagor, and the Mortgagee are parties to that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003 (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Bonding Agreement”), which Bonding Agreement amended and restated in its entirety that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 among, inter alia, the Mortgagor and the Mortgagee (the “Second Amendment and Restatement”), which Second Amendment and Restatement amended and restated in its entirety that certain First Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of September 24, 1997 among, inter alia, the Mortgagor and the Mortgagee;

WHEREAS, pursuant to the Bonding Agreement, the Mortgagor and such affiliates have incurred or will incur obligations (monetary or otherwise) to the Mortgagee (which obligations and all other payment and performance obligations of the Mortgagor under this Mortgage are hereinafter referred to collectively as the “Secured Obligations”);

WHEREAS, the Mortgagor previously agreed to secure the Secured Obligations to the Mortgagee under the Bonding Agreement with, among other things, that certain First Preferred Fleet Mortgage (the “Original Mortgage”) dated as of September 24, 1997 by the Mortgagor to the Mortgagee;

WHEREAS, the Mortgagor subsequently replaced the Original Mortgage with a certain First Preferred Fleet Mortgage dated as of December 22, 2003 by the Mortgagor to the Mortgagee (the “2003 Mortgage”) to secure the Secured Obligations, which 2003 Mortgage was subsequently supplemented by Supplement Number One to First Preferred Fleet Mortgage dated as of August 1, 2005, Supplement Number Two to First Preferred Fleet Mortgage dated as of October 13, 2005, and Supplement Number Three to First Preferred Fleet Mortgage dated as of

August 29, 2006, and was subsequently amended by Amendment Number One to First Preferred Fleet Mortgage dated as of March 7, 2007;

WHEREAS, the Mortgagor has agreed to replace the 2003 Mortgage and secure the Secured Obligations with, among other things, a first preferred fleet mortgage on certain vessels owned by the Mortgagor and documented under the laws of the United States in the maximum principal amount of U.S. $200,000,000, plus interest, expenses and fees;

WHEREAS, the Mortgagor has agreed to secure certain obligations to LaSalle Bank National Association as Administrative Agent for certain financial institutions (the “Lenders”) with a second preferred fleet mortgage on the Vessels which are the subject of this Mortgage;

WHEREAS, to deal with, among other things, the respective rights of Mortgagee and the Administrative Agent for the benefit of the Lenders, with respect to the Vessels and the proceeds thereof, the Mortgagee has entered into that certain Intercreditor Agreement dated as of the date hereof by and among the Parent, certain subsidiaries of the Parent (including the Mortgagor) from time to time party thereto, the Mortgagee and Travelers (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Bonding Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit A hereto; and

WHEREAS, the Intercreditor Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit B hereto;

NOW THEREFORE, THIS MORTGAGE WITNESSETH that in consideration of the premises and of the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security only for the performance and payment of the Secured Obligations when, if and as due, and all other sums which may be secured by this Mortgage, the Mortgagor has granted, conveyed, mortgaged, pledged, granted a security interest in, confirmed, transferred and set over, and by these presents does grant, convey, mortgage, pledge, grant a security interest in, confirm, assign, transfer and set over unto the Mortgagee the whole of the Vessels identified in Schedule A attached hereto and incorporated herein, and each of them, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction and other equipment and all other appurtenances thereunto appertaining or belonging, whether now or hereafter acquired, and also any and all additions, improvements and replacements hereafter made in or to said Vessels, or any of them, or in or to their equipment and appurtenances aforesaid (each a “Vessel” and, collectively, the “Vessels”), as well as the proceeds of the Vessels;

TO HAVE AND TO HOLD all and singular the foregoing mortgaged and described property unto the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event), to its and its successors’ and assigns’ own use, benefit and behoof forever;

PROVIDED, HOWEVER, and these presents are upon the condition that the Mortgagee agrees that this Mortgage and the estate and rights hereby granted shall not become effective until the due filing of this Mortgage in accordance with the provisions of Chapter 313 of Title 46, United States Code, as amended (“Chapter 313”) and shall cease, determine and terminate upon payment and performance in full of all the Secured Obligations, otherwise to remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further agreements and conditions hereinafter set forth.

ARTICLE I

REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

SECTION l. The Mortgagor hereby agrees with the Mortgagee duly and promptly to perform and to observe the Secured Obligations.

SECTION 2. The Mortgagor will cause this Mortgage to be duly filed in accordance with the provisions of Chapter 313 and will otherwise cause compliance with and satisfaction of all of the provisions of Chapter 313 in order to establish and maintain this Mortgage as a first preferred mortgage lien thereunder upon the Vessels and upon all renewals, replacements, supplements, amendments and improvements made in or to the same for the amount indicated in Section 1 of Article III hereof. The Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Mortgage and any such renewals, replacements, supplements, amendments and improvements.

SECTION 3. In the event that this Mortgage or the Secured Obligations, or any provision hereof or thereof, shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, or the Secured Obligations, then, from time to time, the Mortgagor will execute, on its own behalf such other and further assurances and documents as in the reasonable opinion of the Mortgagee may be required more effectively to subject the Vessels to the terms and provisions of this Mortgage, including the payment of all sums required to be paid under the Secured Obligations hereby secured.

SECTION 4. (a) The Mortgagor shall place a properly certified copy of this Mortgage on board each Vessel with its papers and will cause a notice, reading as follows (or containing such additional information relating to any permitted mortgage that is placed on a Vessel as may be approved by the Mortgagor) printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, and framed, to be placed and kept prominently exhibited in the chart room and in the master’s cabin of each of the Vessels if such room and cabin are contained in the Vessel and, if not, where such notices customarily are kept for vessels of the type of the Vessel:

“NOTICE OF SHIP MORTGAGE

This vessel is owned by Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company, and is covered by a First Preferred Fleet Mortgage in favor of Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, under authority of Chapter 313 of Title 46 of the United States Code, as amended. Under the terms of said Mortgage, neither the owner, the master or agent of this vessel nor any other person has any right, power or authority to create, incur, or permit to be placed or imposed upon this vessel any lien whatsoever, other than liens for wages of a stevedore when employed directly by a person listed in 46 U.S.C. 31341, for wages of the crew in respect of this vessel (including wages of the master to the extent provided by 46 U.S.C. 11112), general average or for salvage (including contract salvage), liens fully covered by insurance and any deductible applicable thereto, liens permitted by Section 6.11 of the Bonding Agreement or, to the extent they are liens subordinate to the liens of the said Mortgage, certain liens in favor of LaSalle Bank National Association, as Administrative Agent, and other liens incident to current operations or for repairs.”

(b) The Mortgagor will not create, incur, permit to be placed or imposed upon or permit to exist upon any of the Vessels or any of the proceeds of the Vessels or sums due or to become due in respect of the Vessels or in respect of insurance thereon any lien whatsoever, other than liens contemplated by the aforesaid notice. In due course and in any event within thirty (30) days after the same becomes due and payable, the Mortgagor shall pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all material claims or demands with respect to the Vessels, unless such claims or demands are being contested in good faith.

SECTION 5. (a) The Mortgagor will not transfer or change the flag of any of the Vessels without the written consent of the Mortgagee first had and obtained, and any such written consent to any one transfer or change of flag shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag.

(b) The Mortgagor will not cause or permit any of the Vessels to be operated in any manner contrary to law and the Mortgagor will not engage in any unlawful trade or violate any law or expose any of the Vessels to penalty or forfeiture, except where any such operation, engagement, violation or exposure could not reasonably be expected to have a Material Adverse Change, and will not do, or suffer or permit to be done, anything which can or may injuriously affect in any material respect the registration, documentation, or trade endorsement of a Vessel under the laws and regulations of the United States.

(c) Without limiting in any way the right of the Mortgagee to decline to grant any written consent described in Section 5(a) or to condition any such written consent on other conditions, it is expressly understood and agreed that the Mortgagee shall not grant any such written consent unless either: (i) the Mortgagee is satisfied that all actions necessary or desirable have been taken so that after giving effect to the proposed transfer or change the Mortgagee will have a valid and enforceable first lien on the Vessels which are the subject hereof providing rights (including practically realizable enforcement rights) and benefits to the Mortgagee with respect to such Vessels at least as favorable to the Mortgagee as those granted to the Mortgagee with respect thereto by this Mortgage or (ii) the Mortgagor substitutes for such Vessels as collateral under this Mortgage other vessels owned by the Mortgagor (including all appurtenances thereunto appertaining or belonging and any and all additions, improvements and replacements thereto) reasonably acceptable to the Mortgagee having an orderly liquidation value reasonably equal to or greater than the then orderly liquidation value of such Vessels (or such lesser orderly liquidation value as the Mortgagee may find acceptable).

SECTION 6. (a) On and after the date of this Mortgage the Mortgagor will cause to be carried and maintained in respect of the Vessels hull and machinery (“H&M”), general liability (“GL”) and protection and indemnity (“P&I”) insurance in such amounts and with such insurance companies, underwriters, protection and indemnity associations or clubs as required by the Bonding Agreement. In the event that the Mortgagor fails to obtain or maintain any insurance required by the terms of this Mortgage or the Bonding Agreement, the Mortgagee shall be hereby authorized by the Mortgagor to procure such insurance and all premiums and other amounts incurred or expended by the Mortgagee in procuring such insurance shall constitute additional Secured Obligations secured by this Mortgage. The Mortgagor will cause all policies and certificates of entry with respect to H&M insurance required hereby to name the Mortgagee as an additional insured and contain a loss payable clause which, by language reasonably acceptable to the Mortgagee, shall provide for payment to the Mortgagee or its order. The Mortgagor shall cause all policies of GL insurance to name the Mortgagee as an additional insured and shall either cause all policies of P&I insurance to name the Mortgagee as an additional insured or shall otherwise cause the interest of the Mortgagee to be noted with respect to such policies of P&I insurance, subject to the remaining provisions of this Section 6.

(b) In the event of an actual, constructive or compromised total loss of any Vessel, such loss shall not be adjusted or compromised without the prior written consent of the Mortgagee, and all insurance or other payments for such shall be paid to the Mortgagee and applied by the Mortgagee as follows: first, to any costs or expenses of the Mortgagee in connection with collecting such payment; second, to the payment of the Secured Obligations; third, to the payment of all other secured indebtedness, if any; and fourth, any surplus thereafter remaining, to the Mortgagor, its successors and assigns or to whomever may be lawfully entitled to receive the same.

(c) In the event that any claim or lien is asserted against any Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Mortgagor to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Mortgagor or its agent, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement. In any such event, Mortgagor shall promptly notify Mortgagee in writing of any such arrest or threatened arrest and, within thirty (30) days, cause such Vessel to be released by posting security or otherwise.

(d) If requested by the Mortgagee at any time and from time to time, the Mortgagor will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of entry in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessels.

(e) The Mortgagor agrees that it will not do or permit or willingly allow to be done any act by which any insurance required by the terms of this Mortgage may be suspended, impaired or cancelled, and that it will not permit or allow any Vessel to undertake any voyage or run any risk or transport any cargo or passengers which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage extending to such voyages, risks, passengers or cargoes.

SECTION 7. The Mortgagor shall promptly notify the Mortgagee of the actual or constructive total loss of a Vessel or the agreed or compromised total loss of a Vessel, or the arrest, capture, condemnation, confiscation, registration, seizure or forfeiture of a Vessel.

SECTION 8. The Mortgagor represents and warrants that it is and will at all times remain a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, and pursuant to 46 U.S.C. Section 12103(b) and 46 U.S.C. Section 50501, as amended, entitled to own, document and operate vessels in the coastwise trade under the laws of the United States. The Mortgagor further represents and warrants that the address of its chief executive office is 2122 York Road, Oak Brook, Illinois 60523.

ARTICLE II

DEFAULTS AND REMEDIES

SECTION 1. For all purposes of this Mortgage the term “Default” shall mean when any of the following events shall have occurred:

(a) An Event of Default under the Bonding Agreement;

(b) A failure in the due and punctual observance and performance by the Mortgagor of any of the provisions of Section 6(c) of Article I hereof;

(c) A failure in the due and punctual observance and performance by the Mortgagor of any of the provisions of Sections 6(a) or (b) of Article I hereof which shall continue without being cured by the Mortgagor for a period of ten (10) business days after an officer of the Mortgagor first has knowledge of such failure or the Mortgagor receives written notice thereof from the Mortgagee, whichever is earlier;

(d) A failure in the due and punctual observance and performance by the Mortgagor of any provision of this Mortgage which shall continue without being cured by the

Mortgagor for a period of thirty (30) days after written notice thereof shall have been given by the Mortgagee to the Mortgagor; or

(e) The Mortgagor shall abandon any Vessel, other than in connection with an insured actual, constructive or compromised total loss of such Vessel.

SECTION 2. If any Default shall occur and be continuing uncured, then at any time thereafter while such Default shall remain uncured, the Mortgagee shall have the right to exercise any or all of the following remedies:

(a) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by Chapter 313 or by any other provisions of applicable law;

(b) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment in respect of the Secured Obligations and any and all payments due under the Secured Obligations and hereunder, and collect the same out of any and all of the collateral held by the Mortgagee for the Secured Obligations whether covered by this Mortgage or otherwise and in connection therewith obtain a decree ordering the sale of any or all of the Vessels in accordance with subsection (d) of this Section 2;

(c) The Mortgagee may take and enter into possession of any or all of the Vessels, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Mortgagor or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of each such Vessel demanded and, once in possession of any such Vessel, the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of such Vessel or from the sale thereof by court proceedings or pursuant to subsection (d) of this Section 2, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given to it to take any or all of the Vessels, the Mortgagee shall have the right to dock each Vessel taken, for a reasonable time at any dock, pier or other premises of any person in possession of such Vessel without charge, or to dock any or all of the Vessels taken at any other place at the cost and expense of the Mortgagor; and

(d) The Mortgagee may take and enter into possession of any or all of the Vessels, at any time, wherever the same may be, without legal process, and, once in possession of each of the Vessels taken, if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell each such Vessel, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

(i)	By publishing such notice for ten (10) consecutive business days in a daily newspaper of general circulation published in New York City;

(ii)	If the place of sale should not be New York City, then also by publication of a similar notice for a similar period of time in a daily newspaper, if any, published at the place of sale; and

(iii)	By mailing, by registered or certified mail, a similar notice to the Mortgagor on the day of first publication and at least thirty (30) days prior to the date fixed for sale.

The Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessels subject to such sale to be sold to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

SECTION 3. Any sale of any or all of the Vessels made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them from claiming any interest in or with respect to each Vessel sold. No purchaser shall be bound to inquire whether notice has been given, or whether any Default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

SECTION 4. The Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Mortgagor, a good conveyance of the title to each Vessel sold. In the event of any sale of a Vessel, under any power herein contained, the Mortgagor will, if and when required by the Mortgagee, execute such form of conveyance of such Vessel, as the Mortgagee may direct or approve. The Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by the Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by the Mortgagor and, therefore, secured by this Mortgage as additional Secured Obligations.

SECTION 5. Without limiting in any way the provisions of Section 6 of Article I hereof, the Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of any or all of the Vessels and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Default in respect of such Vessel or Vessels, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Mortgagor, acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

SECTION 6. The Mortgagee may, whenever any right to enter and take possession of any or all of the Vessels accrues to the Mortgagee hereunder, require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver, to the Mortgagee each Vessel as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of any or all of the Vessels and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 7. Upon the occurrence and during the continuation of a Default, the Mortgagor authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against any of the Vessels because of or on account of any alleged lien against such Vessel from which such Vessel has not been released other than the lien of this Mortgage, and to take such proceedings as to her as may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by it for the purpose of such defense or purchase or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

SECTION 8. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Default shall impair any such right, power or remedy or be construed to be a waiver of any such Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the amounts due in respect of the Secured Obligations after any Default or of any payment on account of any past Default be construed to be a waiver of any right to take advantage of any future Default or of any past Default not completely cured thereby.

SECTION 9. If at any time after a Default and prior to the actual sale of any of the Vessels by the Mortgagee or prior to any foreclosure proceedings, the Mortgagor offers to cure completely all Defaults and to pay all expenses, advances and damages to the Mortgagee consequent on such Defaults, then the Mortgagee shall accept such offer, cure and payment and restore the Mortgagor to its former position, but such action shall not affect any subsequent Default or impair any rights consequent thereon.

SECTION 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

SECTION 11. The proceeds of any sale of any or all of the Vessels, earnings of any charter operation or other use of any or all of the Vessels by the Mortgagee under any of the powers herein specified, and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein, in the Bonding Agreement or in the Intercreditor Agreement, been specifically provided for, shall be applied or held as follows:

First:	Applied to the payment of all reasonable out-of-pocket expenses and charges, including the expenses of any sale, the expenses of any retaking, attorneys’ fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

Second:	Applied to the payment of any damages or injuries sustained by the Mortgagee occasioned by noncompliance by the Mortgagor with the terms and provisions of this Mortgage and to furnish indemnity in the proper amount against any other liens or other encumbrances which have or may have priority over those established by this Mortgage;

Third:	Applied to the payment of the Secured Obligations in such priority as the Mortgagee may elect;

Fourth:	Applied to the payment of any other obligations secured by the Vessels which are known to the Mortgagee to exist and to be so secured; and

Fifth:	Any surplus thereafter remaining shall be paid promptly to the Mortgagor.

SECTION 12. Until one or more Defaults shall occur and continue in existence, the Mortgagor, subject to the provisions of this Mortgage, (a) shall be suffered and permitted to retain actual possession and use of the Vessels and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction or other equipment or any other appurtenances of the Vessels that are no longer useful, necessary, profitable or advantageous in the operation of the Vessels.

ARTICLE III

SUNDRY PROVISIONS

SECTION 1. For the purposes of this Mortgage and Chapter 313, the maximum amount of the direct or contingent obligations outstanding at any one time that is or may become secured by this Mortgage is the principal sum of U.S. $200,000,000, plus interest, expenses and fees. The discharge amount is the same as the maximum amount.

SECTION 2. The names and addresses of each of the parties to this Mortgage are as follows:

(a) Mortgagor: Great Lakes Dredge & Dock Company, LLC, 2122 York Road, Oak Brook, Illinois 60523;

(b) Mortgagee: Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, One Tower Square, 2S2, Hartford, Connecticut 06183.

SECTION 3. All of the covenants, promises, stipulations and agreements of the Mortgagor contained in this Mortgage shall bind the Mortgagor and its successors and assigns (including successors by way of merger, acquisition or similar event) and shall inure to the benefit of the Mortgagee and its successors and assigns(including successors by way of merger, acquisition or similar event). In the event of any assignment of this Mortgage, the term “Mortgagee”, as used in this Mortgage, shall be deemed to mean any such assignee.

SECTION 4. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

SECTION 5. This Mortgage may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 6. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner and with the effect provided for in the Bonding Agreement.

SECTION 7. At the reasonable request of the Mortgagee, to the extent reasonably available to the Mortgagor, the Mortgagor will cause to be delivered to Mortgagee for inspection, copies of any and all material contracts and documents relating to the Vessels, whether on board or not, subject to the confidentiality provisions set forth in the Bonding Agreement.

SECTION 8. This Mortgage may be amended or supplemented from time to time, but only by an instrument in writing executed by the Mortgagor and the Mortgagee and duly acknowledged pursuant to Chapter 313.

SECTION 9. THIS MORTGAGE AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEIR SUCCESSORS AND ASSIGNS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL

OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS, AND EXCEPT TO THE EXTENT PREEMPTED BY APPLICABLE FEDERAL AND MARITIME LAWS OF THE UNITED STATES.

SECTION 10. So long as the Intercreditor Agreement remains in effect, any provision set forth in the Intercreditor Agreement (including without limitation any provision limiting the use of the Vessels by the Mortgagee or foreclosure actions by the Mortgagee or prescribing the use or application of proceeds of the Vessels) which conflicts with any provision of this Mortgage shall govern.

SECTION 11. The Mortgagee may permit the separate discharge of one or more Vessels or of property that is not a vessel from the lien of this Mortgage as permitted by the Bonding Agreement.

SECTION 12. Notwithstanding any other provisions of this Mortgage to the contrary, nothing herein shall waive the preferred status of this Mortgage and if any provision herein shall be construed to waive such status, such provision shall, to the extent so construed, be void and of no effect.

Execution Follows

* * * *

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year first above written.

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:
Deborah A. Wensel
Senior Vice President, Chief Financial Officer and Treasurer

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of June, 2007, by Deborah A. Wensel, the Senior Vice President, Chief Financial Officer and Treasurer of GREAT LAKES DREDGE & DOCK COMPANY, LLC a Delaware limited liability company, on behalf of the company.

Notary Public

SCHEDULE A

LIST OF VESSELS

NAME OF VESSEL	OFFICIAL NUMBER
CALIFORNIA	292779
FLORIDA	506446
CAROLINA	552707
G.L. 54	560225
ILLINOIS	580274
PADRE ISLAND	639291
G.L. 55	1101368

EXHIBIT F

Fist Preferred Ship Mortgage

See Attached

ATTACHMENT TO

EXHIBIT F

FIRST PREFERRED SHIP MORTGAGE

Given By

GREAT LAKES DREDGE & DOCK COMPANY, LLC

As Owner

In Favor Of

TRAVELERS CASUALTY AND SURETY COMPANY

And

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

As Mortgagees

On the Republic of the Marshall Islands Flag Vessel

MANHATTAN ISLAND

Official Number 2694

SYNOPSIS OF MORTGAGE

Vessel Subject to Instrument:	MANHATTAN ISLAND

Official Number: Gross Tonnage: Net Tonnage:	2694 2748 (ITC) 824 (ITC)

Type of Instrument:	First Preferred Ship Mortgage

Date of Instrument; effective as of:	June 12, 2007

Name of Owner/Mortgagor:	Great Lakes Dredge & Dock Company, LLC

(Percentage Owned):	100%

Address of Owner:	2122 York Road Oak Brook, IL 60523

Name of Mortgagee:	Travelers Casualty and Surety Company; and Travelers Casualty and Surety Company of America

Address of Mortgagee:	One Tower Square, 2S2 Hartford, CT 06183

Total Amount of Mortgage:	Two Hundred Million United States Dollars ($200,000,000) plus interest, expenses and fees

FIRST PREFERRED SHIP MORTGAGE

THIS FIRST PREFERRED SHIP MORTGAGE is made and dated as of June 12, 2007 (hereinafter the “Mortgage”) by GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company and a qualified foreign maritime entity, with its address at 2122 York Road, Oak Brook, Illinois 60523 (the “Mortgagor”), to TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America,” and together with TCASC, “Travelers”) each having their address at One Tower Square, 2S2, Hartford, Connecticut 06183 (collectively, the “Mortgagee,” each holding an individual interest as a joint tenant in the vessel mortgaged)

WHEREAS, the Mortgagor is the sole absolute and unencumbered owner of the whole of the following vessel (hereinafter identified as the “Vessel”), registered in the name of the Mortgagor under the laws and flag of the Republic of the Marshall Islands and more particularly described as follows:

NAME	OFFICIAL NO.	GROSS TONNAGE	NET TONNAGE
MANHATTAN ISLAND	2694	2748 (ITC)	824 (ITC)

WHEREAS, the Mortgagor, Great Lakes Dredge & Dock Corporation, a Delaware corporation (Mortgagor’s direct parent entity) (“Parent”), various affiliates of the Mortgagor, and the Mortgagee are parties to that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003 (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Bonding Agreement”), which Bonding Agreement amended and restated in its entirety that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 among, inter alia, the Mortgagor and the Mortgagee (the “Second Amendment and Restatement”), which Second Amendment and Restatement amended and restated in its entirety that certain First Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of September 24, 1997 among, inter alia, the Mortgagor and the Mortgagee;

WHEREAS, pursuant to the Bonding Agreement, the Mortgagor and such affiliates have incurred or will incur obligations (monetary or otherwise) to the Mortgagee (which obligations and all other payment and performance obligations of the Mortgagor under this Mortgage are hereinafter referred to collectively as the “Secured Obligations”);

WHEREAS, the Mortgagor previously agreed to secure the Secured Obligations to the Mortgagee under the Bonding Agreement with, among other things, that certain First

Preferred Fleet Mortgage (the “Original Mortgage”) dated as of September 24, 1997 by Mortgagor to the Mortgagee;

WHEREAS, the Mortgagor subsequently replaced the Original Mortgage with a certain First Preferred Fleet Mortgage dated as of December 22, 2003 by the Mortgagor to the Mortgagee (the “2003 Mortgage”) to secure the Secured Obligations, which 2003 Mortgage was subsequently supplemented by Supplement Number One to First Preferred Fleet Mortgage dated as of August 1, 2005, Supplement Number Two to First Preferred Fleet Mortgage dated as of October 13, 2005, and Supplement Number Three to First Preferred Fleet Mortgage dated as of August 29, 2006, and was subsequently amended by Amendment Number One to First Preferred Fleet Mortgage dated as of March 7, 2007;

WHEREAS, the Mortgagor subsequently withdrew the Vessel from the 2003 Mortgage and separately mortgaged the Vessel under a certain First Preferred Ship Mortgage dated as of November 9, 2006 (the “2006 Mortgage”) to secure the Secured Obligations;

WHEREAS, the Mortgagor has agreed to replace the 2003 Mortgage and 2006 Mortgage and secure the Secured Obligations with, among other things, a first preferred ship mortgage on the Vessel in the maximum principal amount of U.S. $200,000,000, plus interest, expenses and fees;

WHEREAS, the Mortgagor has agreed to secure certain of its obligations to LaSalle Bank National Association, as Administrative Agent for certain financial institutions (the “Lenders”) with a second preferred ship mortgage on the Vessel which is the subject of this Mortgage;

WHEREAS, to deal with, among other things, the respective rights of Mortgagee and the Administrative Agent for the benefit of the Lenders, with respect to the Vessel and the proceeds thereof, the Mortgagee has entered into that certain Intercreditor Agreement dated as of June 12, 2007 by and among the Parent, certain subsidiaries of the Parent (including the Mortgagor) from time to time party thereto, and the Mortgagee (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Bonding Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit A hereto;

WHEREAS, the Intercreditor Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit B hereto;

NOW THEREFORE, THIS MORTGAGE WITNESSETH that in consideration of the premises and of the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security only for the performance and payment of the Secured Obligations when, if and as due, and all other sums which may be secured by this Mortgage, the Mortgagor has granted, conveyed, mortgaged, pledged, granted a security interest in, confirmed, transferred and set over, and by these presents does grant, convey, mortgage, pledge, grant a security interest in, confirm, assign, transfer and set over unto the Mortgagee the whole of the Vessel, together with all of its boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction and other equipment and all other appurtenances thereunto appertaining or belonging, whether now or hereafter acquired, and also any and all additions, improvements and replacements hereafter made in or to said Vessel, or in or to its equipment and appurtenances aforesaid, as well as the proceeds of the Vessel;

TO HAVE AND TO HOLD all and singular the foregoing mortgaged and described property unto the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event), to its and its successors’ and assigns’ own use, benefit and behoof forever;

PROVIDED, HOWEVER, and these presents are upon the condition that the Mortgagee agrees that this Mortgage and the estate and rights hereby granted shall cease, determine and terminate upon termination of all the Commitments and payment and performance in full of all the Secured Obligations, otherwise to remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further agreements and conditions hereinafter set forth.

ARTICLE I

REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

SECTION l. The Mortgagor hereby agrees with the Mortgagee duly and promptly to perform and to observe the Secured Obligations.

SECTION 2. The Mortgagor will cause this Mortgage to be duly filed in accordance with the provisions of the Preferred Mortgage and Maritime Liens Act of the Republic of the Marshall Islands as codified at Chapter 3 of the Republic of the Marshall Islands Maritime Act, 1990, as amended (the “Act”), and will otherwise cause compliance with and satisfaction of all of the provisions of the Act in order to establish and maintain this Mortgage as a first preferred mortgage lien thereunder upon the Vessel and upon all renewals, replacements, supplements, amendments and improvements made in or to the same for the amount indicated in Section 1 of Article III hereof. The Mortgagor shall promptly pay and discharge all Republic of the Marshall Islands fees and expenses in connection with the recordation of this Mortgage and any such renewals, replacements, supplements, amendments and improvements.

SECTION 3. In the event that this Mortgage or the Secured Obligations, or any provision hereof or thereof, shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, or the Secured Obligations, then, from time to time, the Mortgagor will execute, on its own behalf such other and further assurances and documents as in the reasonable opinion of the Mortgagee may be required more effectively to subject the

Vessel to the terms and provisions of this Mortgage, including the payment of all sums required to be paid under the Secured Obligations hereby secured.

SECTION 4. (a) The Mortgagor shall place a properly certified copy of this Mortgage on board the Vessel with its papers and will cause the same to be shown to any person having business with the Vessel which might create or imply any commitment or encumbrance whatsoever on the Vessel and shall cause a notice, reading as follows (or containing such additional information relating to any permitted mortgage that is placed on the Vessel as may be approved by the Mortgagor) printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, and framed, to be placed and kept prominently exhibited in the chart room and in the master’s cabin of the Vessel if such room and cabin are contained in the Vessel and, if not, where such notices customarily are kept for vessels of the type of the Vessel:

“NOTICE OF SHIP MORTGAGE

This vessel is owned by Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company duly registered as a qualified foreign maritime entity with the Republic of the Marshall Islands, and is covered by a First Preferred Ship Mortgage in favor of Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, under authority of Chapter 3 of the Marshall Islands Maritime Act of 1990, as amended. Under the terms of said Mortgage, neither the owner, the master or agent of this vessel nor any other person has any right, power or authority to create, incur, or permit to be placed or imposed upon this vessel any lien or encumbrance whatsoever, other than liens for wages of the crew in respect of this vessel, general average, salvage (including contract salvage), liens fully covered by insurance and any deductible applicable thereto, liens permitted by Section 6.11 of the Bonding Agreement or, to the extent they are liens subordinate to the liens of the said Mortgage, certain liens in favor of LaSalle Bank National Association, as Administrative Agent, and other liens incident to current operations or for repairs.”

(b) The Mortgagor will not create, incur, permit to be placed or imposed upon or permit to exist upon the Vessel or any of the proceeds of the Vessel or sums due or to become due in respect of the Vessel or in respect of insurance thereon any lien whatsoever, other than liens contemplated by the aforesaid notice. In due course and in any event within thirty (30) days after the same becomes due and payable, the Mortgagor shall pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all material claims or demands with respect to the Vessel, unless such claims or demands are being contested in good faith.

SECTION 5. (a) The Mortgagor will not transfer or change the flag of the Vessel without the written consent of the Mortgagee first had and obtained, and any such written consent to any one transfer or change of flag shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag.

(b) The Mortgagor will not cause or permit the Vessel to be operated in any manner contrary to law and the Mortgagor will not engage in any unlawful trade or violate any law or expose the Vessel to penalty or forfeiture, except where any such operation, engagement, violation or exposure could not reasonably be expected to have a Material Adverse Effect, and will not do, or suffer or permit to be done, anything which can or may injuriously affect in any material respect the registration of the Vessel under the laws and regulations of the Republic of the Marshall Islands.

(c) Without limiting in any way the right of the Mortgagee to decline to grant any written consent described in Section 5(a) or to condition any such written consent on other conditions, it is expressly understood and agreed that the Mortgagee shall not grant any such written consent unless either: (i) the Mortgagee is satisfied that all actions necessary or desirable have been taken so that after giving effect to the proposed transfer or change the Mortgagee will have a valid and enforceable first lien on the Vessel which is the subject hereof providing rights (including practically realizable enforcement rights) and benefits to the Mortgagee with respect to the Vessel at least as favorable to the Mortgagee as those granted to the Mortgagee with respect thereto by this Mortgage or (ii) the Mortgagor substitutes for the Vessel as collateral under this Mortgage other vessels owned by the Mortgagor (including all appurtenances thereunto appertaining or belonging and any and all additions, improvements and replacements thereto) reasonably acceptable to the Mortgagee having an orderly liquidation value reasonably equal to or greater than the then orderly liquidation value of the Vessel (or such lesser orderly liquidation value as the Mortgagee may find acceptable).

SECTION 6. (a) On and after the date of this Mortgage the Mortgagor will cause to be carried and maintained in respect of the Vessel hull and machinery (“H&M”), general liability (“GL”) and protection and indemnity (“P&I”) insurance in such amounts and with such insurance companies, underwriters, protection and indemnity associations or clubs as required by the Credit Agreement. In the event that the Mortgagor fails to obtain or maintain any insurance required by the terms of this Mortgage or the Bonding Agreement, the Mortgagee shall be hereby authorized by the Mortgagor to procure such insurance and all premiums and other amounts incurred or expended by the Mortgagee in procuring such insurance shall constitute additional Secured Obligations secured by this Mortgage. The Mortgagor will cause all policies and certificates of entry with respect to H&M insurance required hereby to name the Mortgagee as an additional insured and contain a loss payable clause which, by language reasonably acceptable to the Mortgagee, shall provide for payment to the Mortgagee or its order. The Mortgagor shall cause all policies of GL insurance to name the Mortgagee as an additional insured and shall either cause all policies of P&I insurance to name the Mortgagee as an additional insured or shall otherwise cause the interest of the Mortgagee to be noted with respect to such policies of P&I insurance, subject to the remaining provisions of this Section 6.

(b) In the event of an actual, constructive or compromised total loss of the Vessel, such loss shall not be adjusted or compromised without the prior written consent of the Mortgagee, and all insurance or other payments for such shall be paid to the Mortgagee and applied by the Mortgagee as follows: first, to any costs or expenses of the Mortgagee in connection with collecting such payment; second, to the payment of the Secured Obligations; third, to the payment of all other secured indebtedness, if any; and fourth, any surplus thereafter remaining, to the Mortgagor, its successors and assigns or to whomever may be lawfully entitled to receive the same.

(c) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Mortgagor to obtain a bond or to supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Mortgagor or its agent, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement. In any such event, Mortgagor shall promptly notify Mortgagee in writing of any such arrest or threatened arrest and, within thirty (30) days, cause such Vessel to be released by posting security or otherwise.

(d) If requested by the Mortgagee at any time and from time to time, the Mortgagor will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of entry in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessel.

(e) The Mortgagor agrees that it will not do or permit or willingly allow to be done any act by which any insurance required by the terms of this Mortgage may be suspended, impaired or cancelled, and that it will not permit or allow the Vessel to undertake any voyage or run any risk or transport any cargo or passengers which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage extending to such voyages, risks, passengers or cargoes.

SECTION 7. The Mortgagor shall promptly notify the Mortgagee of the actual or constructive total loss of the Vessel or the agreed or compromised total loss of the Vessel, or the arrest, capture, condemnation, confiscation, registration, seizure or forfeiture of the Vessel.

SECTION 8. The Mortgagor represents and warrants that it is and will at all times remain a qualified maritime entity under the laws of the Republic of the Marshall Islands, entitled to own, register and operate vessels under the laws and flag of the Republic of the Marshall Islands. The Mortgagor further represents and warrants that the address of its chief executive office is Great Lakes Dredge & Dock Company, LLC, 2122 York Road, Oak Brook, Illinois 60523.

ARTICLE II

DEFAULTS AND REMEDIES

SECTION 1. For all purposes of this Mortgage the term “Default” shall mean when any of the following events shall have occurred:

(a) An Event of Default under the Bonding Agreement;

(b) A failure in the due and punctual observance and performance by the Mortgagor of any of the provisions of Section 6(c) of Article I hereof;

(c) A failure in the due and punctual observance and performance by the Mortgagor of any of the provisions of Sections 6(a) or (b) of Article I hereof which shall continue without being cured by the Mortgagor for a period of ten (10) business days after an officer of the Mortgagor first has knowledge of such failure or the Mortgagor receives written notice thereof from the Mortgagee, whichever is earlier;

(d) A failure in the due and punctual observance and performance by the Mortgagor of any provision of this Mortgage which shall continue without being cured by the Mortgagor for a period of thirty (30) days after written notice thereof shall have been given by the Mortgagee to the Mortgagor; or

(e) The Mortgagor shall abandon any Vessel, other than in connection with an insured actual, constructive or compromised total loss of such Vessel.

SECTION 2. If any Default shall occur and be continuing uncured, then at any time thereafter while such Default shall remain uncured, the Mortgagee shall have the right to exercise any or all of the following remedies:

(a) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by the Act or by any other provisions of applicable law;

(b) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment in respect of the Secured Obligations and any and all payments due under the Secured Obligations and hereunder, and collect the same out of any and all of the collateral held by the Mortgagee for the Secured Obligations whether covered by this Mortgage or otherwise and in connection therewith obtain a decree ordering the sale of the Vessel in accordance with subsection (d) of this Section 2;

(c) The Mortgagee may take and enter into possession of the Vessel at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Mortgagor or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel demanded and, once in possession of the Vessel, the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of such Vessel or from the sale thereof by court proceedings or pursuant to subsection (d) of this Section 2, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given to it to take the Vessel, the Mortgagee shall have the right to dock the Vessel taken, for a reasonable time at any dock, pier or other premises of any person in possession of the Vessel without charge, or to dock the Vessel taken at any other place at the cost and expense of the Mortgagor; and

(d) The Mortgagee may take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process, and, once in possession of the Vessel taken, if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell the Vessel, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

(i)	By publishing such notice for ten (10) consecutive business days in a daily newspaper of general circulation published in New York City;

(ii)	If the place of sale should not be New York City, then also by publication of a similar notice for a similar period of time in a daily newspaper, if any, published at the place of sale; and

(iii)	By mailing, by registered or certified mail, a similar notice to the Mortgagor on the day of first publication and at least thirty (30) days prior to the date fixed for sale.

The Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

SECTION 3. Any sale of the Vessel made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them from claiming any interest in or with respect to the Vessel. No purchaser shall be bound to inquire whether notice has been given, or whether any Default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

SECTION 4. The Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Mortgagor, a good conveyance of the title to the Vessel sold. In the event of the sale of the Vessel, under any power herein contained, the Mortgagor will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel, as the Mortgagee may direct or approve. The Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by the Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by the Mortgagor and, therefore, secured by this Mortgage as additional Secured Obligations.

SECTION 5. Without limiting in any way the provisions of Section 6 of Article I hereof, the Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Default in respect of the Vessel, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Mortgagor, acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

SECTION 6. The Mortgagee may, whenever any right to enter and take possession of the Vessel shall accrue to the Mortgagee hereunder, require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver, to the Mortgagee the Vessel as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 7. Upon the occurrence and during the continuation of a Default, the Mortgagor authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released other than the lien of this Mortgage, and to take such proceedings as to her as may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by it for the purpose of such defense or purchase or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

SECTION 8. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Default shall impair any such right, power or remedy or be construed to be a waiver of any such Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the amounts due in respect of the Secured Obligations after any Default or of any payment on account of any past Default be construed to be a waiver of any right to take advantage of any future Default or of any past Default not completely cured thereby.

SECTION 9. If at any time after a Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings, the Mortgagor offers to cure completely all Defaults and to pay all expenses, advances and damages to the Mortgagee consequent on such Defaults, then the Mortgagee shall accept such offer, cure and payment and restore the Mortgagor to its former position, but such action shall not affect any subsequent Default or impair any rights consequent thereon.

SECTION 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

SECTION 11. The proceeds of any sale of the Vessel, earnings of any charter operation or other use of the Vessel by the Mortgagee under any of the powers herein specified, and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein, in the Credit Agreement or in the Intercreditor Agreement been specifically provided for, shall be applied or held as follows:

First:	Applied to the payment of all reasonable out-of-pocket expenses and charges, including the expenses of any sale, the expenses of any retaking, attorneys’ fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

Second:	Applied to the payment of any damages or injuries sustained by the Mortgagee occasioned by noncompliance by the Mortgagor with the terms and provisions of this Mortgage and to furnish indemnity in the proper amount against any other liens or other encumbrances which have or may have priority over those established by this Mortgage;

Third:	Applied to the payment of the Secured Obligations in such priority as the Mortgagee may elect;

Fourth:	Applied to the payment of any other obligations secured by the Vessel which are known to the Mortgagee to exist and to be so secured; and

Fifth:	Any surplus thereafter remaining shall be paid promptly to the Mortgagor.

SECTION 12. Until one or more Defaults shall occur and continue in existence, the Mortgagor, subject to the provisions of this Mortgage, (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction or other equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel.

ARTICLE III

SUNDRY PROVISIONS

SECTION 1. For the purposes of this Mortgage and the Act, the maximum amount of the direct or contingent obligations outstanding at any one time that is or may become secured by this Mortgage is the principal sum of U.S. $200,000,000, plus interest, expenses and fees. The discharge amount is the same as the maximum amount.

SECTION 2. The names and addresses of each of the parties to this Mortgage are as follows:

(a) Mortgagor: Great Lakes Dredge & Dock Company, LLC, 2122 York Road, Oak Brook, Illinois 60523;

(b) Mortgagee: Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, One Tower Square, 2S2, Hartford, CT 06183.

SECTION 3. All of the covenants, promises, stipulations and agreements of the Mortgagor contained in this Mortgage shall bind the Mortgagor and its successors and assigns (including successors by way of merger, acquisition or similar event) and shall inure to the benefit of the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event). In the event of any assignment of this Mortgage, the term “Mortgagee”, as used in this Mortgage, shall be deemed to mean any such assignee.

SECTION 4. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

SECTION 5. This Mortgage may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 6. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner and with the effect provided for in the Credit Agreement.

SECTION 7. At the reasonable request of the Mortgagee, to the extent reasonably available to the Mortgagor, the Mortgagor will cause to be delivered to Mortgagee for inspection, copies of any and all material contracts and documents relating to the Vessel, whether on board or not, subject to the confidentiality provisions set forth in the Credit Agreement.

SECTION 8. This Mortgage may be amended or supplemented from time to time, but only by an instrument in writing executed by the Mortgagor and the Mortgagee and duly acknowledged pursuant to the Act.

SECTION 9. GOVERNING LAW; CHOICE OF LAW. THE PARTIES AGREE THAT THIS MORTGAGE SHALL BE GOVERNED BY THE PREFERRED MORTGAGE AND MARITIME LIENS ACT OF THE REPUBLIC OF THE MARSHALL ISLANDS AS CODIFIED AT CHAPTER 3 OF THE REPUBLIC OF THE MARSHALL ISLANDS MARITIME ACT, 1990, AS AMENDED; PROVIDED HOWEVER THAT EXCEPT TO THE EXTENT PREEMPTED BY SUCH LAW; ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEIR SUCCESSORS AND ASSIGNS WITH RESPECT TO THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS, AND BY THE MARITIME LAWS OF THE UNITED STATES.

SECTION 10. So long as the Intercreditor Agreement remains in effect, any provision set forth in the Intercreditor Agreement (including without limitation any provision limiting the use of the Vessel by the Mortgagee or foreclosure actions by the Mortgagee or prescribing the use or application of proceeds of the Vessel) which conflicts with any provision of this Mortgage shall govern.

SECTION 11. The Mortgagee may permit the separate discharge of the Vessel or of property that is not a vessel from the lien of this Mortgage as permitted by the Bonding Agreement.

SECTION 12. Notwithstanding any other provisions of this Mortgage to the contrary, nothing herein shall waive the preferred status of this Mortgage and if any provision herein shall be construed to waive such status, such provision shall, to the extent so construed, be void and of no effect.

Execution Follows

* * * *

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year first above written.

GREAT LAKES DREDGE & DOCK
COMPANY, LLC

By:
Deborah A. Wensel
Senior Vice President, Chief Financial Officer and Treasurer

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of June 2007, by Deborah A. Wensel, the Senior Vice President, Chief Financial Officer and Treasurer of GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company and qualified maritime entity under the laws of the Republic of the Marshall Islands, on behalf of the company.

Notary Public

EXHIBIT G

Second Preferred Fleet Mortgage

See Attached

ATTACHMENT TO

EXHIBIT G

SECOND PREFERRED FLEET MORTGAGE

Given By

GREAT LAKES DREDGE & DOCK COMPANY, LLC

As Owner

In Favor Of

TRAVELERS CASUALTY AND SURETY COMPANY

And

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

As Mortgagees

On the United States Flag Vessels

Named Herein

SYNOPSIS OF MORTGAGE

	NAME OF VESSEL	OFFICIAL NUMBER
Vessels Subject to Instrument:	ALASKA	283416
	G.L. 51	288765
	PONTCHARTRAIN	290028
	BUSTER	504442
	G.L. 141	538934
	NO. 53	566581
	JACK	605280
	DODGE ISLAND	625348
	TEXAS	627368
	OHIO	644880
	UNLOADER NO. 2	667652
	APACHE	668642
	KEY WEST	684596
	G.L. 142	1139322
	G.L. 66	1151814
Type of Instrument:	Second Preferred Fleet Mortgage

Date of Instrument; effective as of:	June 12, 2007

Name of Owner:	Great Lakes Dredge & Dock Company, LLC

(Percentage Owned):	100%

Address of Owner:	Great Lakes Dredge & Dock Company, LLC 2122 York Road Oak Brook, IL 60523

Name of Mortgagee:	Travelers Casualty and Surety Company; and Travelers Casualty and Surety Company of America

Address of Mortgagee:	One Tower Square, 2S2 Hartford, CT 06183

Total Amount of Mortgage:	Two Hundred Million United States Dollars ($200,000,000) plus interest, expenses and fees

SECOND PREFERRED FLEET MORTGAGE

THIS SECOND PREFERRED FLEET MORTGAGE is made and dated as of June 12, 2007 (hereinafter the “Mortgage”) by GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company, with its address at 2122 York Road, Oak Brook, Illinois 60523 (the “Mortgagor”), to TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, “Travelers”) each having their address at One Tower Square, 2S2, Hartford, Connecticut 06183 (collectively, the “Mortgagee”, each holding an individual interest as a joint tenant in the vessels mortgaged).

WHEREAS, the Mortgagor is the sole owner of the vessels hereinafter identified as the “Vessels”, which vessels have been duly documented in the name of the Mortgagor under the laws of the United States;

WHEREAS, the Mortgagor, Great Lakes Dredge & Dock Corporation, a Delaware corporation (Mortgagor’s direct parent company) (the “Parent”), various affiliates of the Mortgagor, and the Mortgagee are parties to that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003 (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Bonding Agreement”), which Bonding Agreement amended and restated in its entirety that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 among, inter alia, the Mortgagor and the Mortgagee (the “Second Amendment and Restatement”), which Second Amendment and Restatement amended and restated in its entirety that certain First Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of September 24, 1997 among, inter alia, the Mortgagor and the Mortgagee;

WHEREAS, pursuant to the Bonding Agreement, the Mortgagor and such affiliates have incurred or will incur obligations (monetary or otherwise) to the Mortgagee (which obligations and all other payment and performance obligations of the Mortgagor under this Mortgage are hereinafter referred to collectively as the “Secured Obligations”);

WHEREAS, the Mortgagor previously agreed to secure the Secured Obligations to the Mortgagee under the Bonding Agreement with, among other things, that certain Second Preferred Fleet Mortgage (the “Original Mortgage”) dated as of September 24, 1997 by the Mortgagor to the Mortgagee;

WHEREAS, the Mortgagor subsequently replaced the Original Mortgage with a certain Second Preferred Fleet Mortgage dated as of December 22, 2003 by the Mortgagor to the Mortgagee (the “2003 Mortgage”) to secure the Secured Obligations, which 2003 Mortgage was subsequently supplemented by Supplement Number One to Second Preferred Fleet Mortgage dated as of September 30, 2004, Supplement Number Two to Second Preferred Fleet Mortgage

dated as of August 1, 2005, and Supplement Number Three to Second Preferred Fleet Mortgage dated as of August 29, 2006;

WHEREAS, the Mortgagor has agreed to replace the 2003 Mortgage and secure the Secured Obligations with, among other things, a first preferred fleet mortgage on certain vessels owned by the Mortgagor and documented under the laws of the United States in the maximum principal amount of U.S. $200,000,000, plus interest, expenses and fees;

WHEREAS, the Mortgagor has agreed to secure certain obligations to LaSalle Bank National Association as Administrative Agent for certain financial institutions (the “Lenders”) with a first preferred fleet mortgage on the Vessels which are the subject of this Mortgage;

WHEREAS, to deal with, among other things, the respective rights of Mortgagee and the Administrative Agent for the benefit of the Lenders, with respect to the Vessels and the proceeds thereof, the Mortgagee has entered into that certain Intercreditor Agreement dated as of the date hereof by and among the Parent, certain subsidiaries of the Parent (including the Mortgagor) from time to time party thereto, the Mortgagee and Travelers (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Bonding Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit A hereto; and

WHEREAS, the Intercreditor Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit B hereto;

NOW THEREFORE, THIS MORTGAGE WITNESSETH that in consideration of the premises and of the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security only for the performance and payment of the Secured Obligations when, if and as due, and all other sums which may be secured by this Mortgage, the Mortgagor has granted, conveyed, mortgaged, pledged, granted a security interest in, confirmed, transferred and set over, and by these presents does grant, convey, mortgage, pledge, grant a security interest in, confirm, assign, transfer and set over unto the Mortgagee the whole of the Vessels identified in Schedule A attached hereto and incorporated herein, and each of them, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction and other equipment and all other appurtenances thereunto appertaining or belonging, whether now or hereafter acquired, and also any and all additions, improvements and replacements hereafter made in or to said Vessels, or any of them, or in or to their equipment and appurtenances aforesaid (each a “Vessel” and, collectively, the “Vessels”), as well as the proceeds of the Vessels;

TO HAVE AND TO HOLD all and singular the foregoing mortgaged and described property unto the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event), to its and its successors’ and assigns’ own use, benefit and behoof forever;

PROVIDED, HOWEVER, and these presents are upon the condition that the Mortgagee agrees that this Mortgage and the estate and rights hereby granted shall not become effective until the due filing of this Mortgage in accordance with the provisions of Chapter 313 of Title 46, United States Code, as amended (“Chapter 313”) and shall cease, determine and terminate upon payment and performance in full of all the Secured Obligations, otherwise to remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further agreements and conditions hereinafter set forth.

ARTICLE I

REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

SECTION l. The Mortgagor hereby agrees with the Mortgagee duly and promptly to perform and to observe the Secured Obligations.

SECTION 2. The Mortgagor will cause this Mortgage to be duly filed in accordance with the provisions of Chapter 313 and will otherwise cause compliance with and satisfaction of all of the provisions of Chapter 313 in order to establish and maintain this Mortgage as a second preferred mortgage lien thereunder upon the Vessels and upon all renewals, replacements, supplements, amendments and improvements made in or to the same for the amount indicated in Section 1 of Article III hereof. The Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Mortgage and any such renewals, replacements, supplements, amendments and improvements.

SECTION 3. In the event that this Mortgage or the Secured Obligations, or any provision hereof or thereof, shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, or the Secured Obligations, then, from time to time, the Mortgagor will execute, on its own behalf such other and further assurances and documents as in the reasonable opinion of the Mortgagee may be required more effectively to subject the Vessels to the terms and provisions of this Mortgage, including the payment of all sums required to be paid under the Secured Obligations hereby secured.

SECTION 4. (a) The Mortgagor shall place a properly certified copy of this Mortgage on board each Vessel with its papers and will cause a notice, reading as follows (or containing such additional information relating to any permitted mortgage that is placed on a Vessel as may be approved by the Mortgagor) printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, and framed, to be placed and kept prominently exhibited in the chart room and in the master’s cabin of each of the Vessels if such room and cabin are contained in the Vessel and, if not, where such notices customarily are kept for vessels of the type of the Vessel:

“NOTICE OF SHIP MORTGAGE

This vessel is owned by Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company, and is covered by a Second Preferred Fleet Mortgage in favor of Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, under authority of Chapter 313 of Title 46 of the United States Code, as amended. Under the terms of said Mortgage, neither the owner, the master or agent of this vessel nor any other person has any right, power or authority to create, incur, or permit to be placed or imposed upon this vessel any lien whatsoever, other than liens for wages of a stevedore when employed directly by a person listed in 46 U.S.C. 31341, for wages of the crew in respect of this vessel (including wages of the master to the extent provided by 46 U.S.C. 11112), general average or for salvage (including contract salvage), liens fully covered by insurance and any deductible applicable thereto, liens permitted by Section 6.11 of the Bonding Agreement, certain liens in favor of LaSalle Bank National Association, as Administrative Agent, and other liens incident to current operations or for repairs.”

(b) The Mortgagor will not create, incur, permit to be placed or imposed upon or permit to exist upon any of the Vessels or any of the proceeds of the Vessels or sums due or to become due in respect of the Vessels or in respect of insurance thereon any lien whatsoever, other than liens contemplated by the aforesaid notice. In due course and in any event within thirty (30) days after the same becomes due and payable, the Mortgagor shall pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all material claims or demands with respect to the Vessels, unless such claims or demands are being contested in good faith.

SECTION 5. (a) The Mortgagor will not transfer or change the flag of any of the Vessels without the written consent of the Mortgagee first had and obtained, and any such written consent to any one transfer or change of flag shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag.

(b) The Mortgagor will not cause or permit any of the Vessels to be operated in any manner contrary to law and the Mortgagor will not engage in any unlawful trade or violate any law or expose any of the Vessels to penalty or forfeiture, except where any such operation, engagement, violation or exposure could not reasonably be expected to have a Material Adverse Change, and will not do, or suffer or permit to be done, anything which can or may injuriously affect in any material respect the registration, documentation, or trade endorsement of a Vessel under the laws and regulations of the United States.

(c) Without limiting in any way the right of the Mortgagee to decline to grant any written consent described in Section 5(a) or to condition any such written consent on other conditions, it is expressly understood and agreed that the Mortgagee shall not grant any such written consent unless either: (i) the Mortgagee is satisfied that all actions necessary or desirable have been taken so that after giving effect to the proposed transfer or change the Mortgagee will have a valid and enforceable second lien on the Vessels which are the subject hereof providing rights (including practically realizable enforcement rights) and benefits to the Mortgagee with respect to such Vessels at least as favorable to the Mortgagee as those granted to the Mortgagee with respect thereto by this Mortgage or (ii) the Mortgagor substitutes for such Vessels as collateral under this Mortgage other vessels owned by the Mortgagor (including all appurtenances thereunto appertaining or belonging and any and all additions, improvements and replacements thereto) reasonably acceptable to the Mortgagee having an orderly liquidation value reasonably equal to or greater than the then orderly liquidation value of such Vessels (or such lesser orderly liquidation value as the Mortgagee may find acceptable).

SECTION 6. (a) On and after the date of this Mortgage the Mortgagor will cause to be carried and maintained in respect of the Vessels hull and machinery (“H&M”), general liability (“GL”) and protection and indemnity (“P&I”) insurance in such amounts and with such insurance companies, underwriters, protection and indemnity associations or clubs as required by the Bonding Agreement. In the event that the Mortgagor fails to obtain or maintain any insurance required by the terms of this Mortgage or the Bonding Agreement, the Mortgagee shall be hereby authorized by the Mortgagor to procure such insurance and all premiums and other amounts incurred or expended by the Mortgagee in procuring such insurance shall constitute additional Secured Obligations secured by this Mortgage. The Mortgagor will cause all policies and certificates of entry with respect to H&M insurance required hereby to name the Mortgagee as an additional insured and contain a loss payable clause which, by language reasonably acceptable to the Mortgagee, shall provide for payment to the Mortgagee or its order. The Mortgagor shall cause all policies of GL insurance to name the Mortgagee as an additional insured and shall either cause all policies of P&I insurance to name the Mortgagee as an additional insured or shall otherwise cause the interest of the Mortgagee to be noted with respect to such policies of P&I insurance, subject to the remaining provisions of this Section 6.

(b) In the event of an actual, constructive or compromised total loss of any Vessel, such loss shall not be adjusted or compromised without the prior written consent of the Mortgagee, and all insurance or other payments for such shall be paid to the Mortgagee and applied by the Mortgagee as follows: first, to any costs or expenses of the Mortgagee in connection with collecting such payment; second, to the payment of the Secured Obligations; third, to the payment of all other secured indebtedness, if any; and fourth, any surplus thereafter remaining, to the Mortgagor, its successors and assigns or to whomever may be lawfully entitled to receive the same.

(c) In the event that any claim or lien is asserted against any Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Mortgagor to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Mortgagor or its agent, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement. In any such event, Mortgagor shall promptly notify Mortgagee in writing of any such arrest or threatened arrest and, within thirty (30) days, cause such Vessel to be released by posting security or otherwise.

(d) If requested by the Mortgagee at any time and from time to time, the Mortgagor will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of entry in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessels.

(e) The Mortgagor agrees that it will not do or permit or willingly allow to be done any act by which any insurance required by the terms of this Mortgage may be suspended, impaired or cancelled, and that it will not permit or allow any Vessel to undertake any voyage or run any risk or transport any cargo or passengers which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage extending to such voyages, risks, passengers or cargoes.

SECTION 7. The Mortgagor shall promptly notify the Mortgagee of the actual or constructive total loss of a Vessel or the agreed or compromised total loss of a Vessel, or the arrest, capture, condemnation, confiscation, registration, seizure or forfeiture of a Vessel.

SECTION 8. The Mortgagor represents and warrants that it is and will at all times remain a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, and pursuant to 46 U.S.C. Section 12103(b) and 46 U.S.C. Section 50501, as amended, entitled to own, document and operate vessels in the coastwise trade under the laws of the United States. The Mortgagor further represents and warrants that the address of its chief executive office is 2122 York Road, Oak Brook, Illinois 60523.

ARTICLE II

DEFAULTS AND REMEDIES

SECTION 1. For all purposes of this Mortgage the term “Default” shall mean when any of the following events shall have occurred:

(a) An Event of Default under the Bonding Agreement;

(b) A failure in the due and punctual observance and performance by the Mortgagor of any of the provisions of Section 6(c) of Article I hereof;

(c) A failure in the due and punctual observance and performance by the Mortgagor of any of the provisions of Sections 6(a) or (b) of Article I hereof which shall continue without being cured by the Mortgagor for a period of ten (10) business days after an officer of the Mortgagor first has knowledge of such failure or the Mortgagor receives written notice thereof from the Mortgagee, whichever is earlier;

(d) A failure in the due and punctual observance and performance by the Mortgagor of any provision of this Mortgage which shall continue without being cured by the Mortgagor for a period of thirty (30) days after written notice thereof shall have been given by the Mortgagee to the Mortgagor; or

(e) The Mortgagor shall abandon any Vessel, other than in connection with an insured actual, constructive or compromised total loss of such Vessel.

SECTION 2. If any Default shall occur and be continuing uncured, then at any time thereafter while such Default shall remain uncured, the Mortgagee shall have the right to exercise any or all of the following remedies:

(a) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by Chapter 313 or by any other provisions of applicable law;

(b) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment in respect of the Secured Obligations and any and all payments due under the Secured Obligations and hereunder, and collect the same out of any and all of the collateral held by the Mortgagee for the Secured Obligations whether covered by this Mortgage or otherwise and in connection therewith obtain a decree ordering the sale of any or all of the Vessels in accordance with subsection (d) of this Section 2;

(c) The Mortgagee may take and enter into possession of any or all of the Vessels, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Mortgagor or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of each such Vessel demanded and, once in possession of any such Vessel, the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of such Vessel or from the sale thereof by court proceedings or pursuant to subsection (d) of this Section 2, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given to it to take any or all of the Vessels, the Mortgagee shall have the right to dock each Vessel taken, for a reasonable time at any dock, pier or other premises of any person in possession of such Vessel without charge, or to dock any or all of the Vessels taken at any other place at the cost and expense of the Mortgagor; and

(d) The Mortgagee may take and enter into possession of any or all of the Vessels, at any time, wherever the same may be, without legal process, and, once in possession of each of the Vessels taken, if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell each such Vessel, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

(i)	By publishing such notice for ten (10) consecutive business days in a daily newspaper of general circulation published in New York City;

(ii)	If the place of sale should not be New York City, then also by publication of a similar notice for a similar period of time in a daily newspaper, if any, published at the place of sale; and

(iii)	By mailing, by registered or certified mail, a similar notice to the Mortgagor on the day of first publication and at least thirty (30) days prior to the date fixed for sale.

The Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessels subject to such sale to be sold to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

SECTION 3. Any sale of any or all of the Vessels made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them from claiming any interest in or with respect to each Vessel sold. No purchaser shall be bound to inquire whether notice has been given, or whether any Default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

SECTION 4. The Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Mortgagor, a good conveyance of the title to each Vessel sold. In the event of any sale of a Vessel, under any power herein contained, the Mortgagor will, if and when required by the Mortgagee, execute such form of conveyance of such Vessel, as the Mortgagee may direct or approve. The Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by the Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by the Mortgagor and, therefore, secured by this Mortgage as additional Secured Obligations.

SECTION 5. Without limiting in any way the provisions of Section 6 of Article I hereof, the Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of any or all of the Vessels and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Default in respect of such Vessel or Vessels, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Mortgagor, acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

SECTION 6. The Mortgagee may, whenever any right to enter and take possession of any or all of the Vessels accrues to the Mortgagee hereunder, require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver, to the Mortgagee each Vessel as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of any or all of the Vessels and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 7. Upon the occurrence and during the continuation of a Default, the Mortgagor authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against any of the Vessels because of or on account of any alleged lien against such Vessel from which such Vessel has not been released other than the lien of this Mortgage, and to take such proceedings as to her as may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by it for the purpose of such defense or purchase or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

SECTION 8. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Default shall impair any such right, power or remedy or be construed to be a waiver of any such Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the amounts due in respect of the Secured Obligations after any Default or of any payment on account of any past Default be construed to be a waiver of any right to take advantage of any future Default or of any past Default not completely cured thereby.

SECTION 9. If at any time after a Default and prior to the actual sale of any of the Vessels by the Mortgagee or prior to any foreclosure proceedings, the Mortgagor offers to cure completely all Defaults and to pay all expenses, advances and damages to the Mortgagee consequent on such Defaults, then the Mortgagee shall accept such offer, cure and payment and restore the Mortgagor to its former position, but such action shall not affect any subsequent Default or impair any rights consequent thereon.

SECTION 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

SECTION 11. The proceeds of any sale of any or all of the Vessels, earnings of any charter operation or other use of any or all of the Vessels by the Mortgagee under any of the powers herein specified, and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein, in the Bonding Agreement or in the Intercreditor Agreement, been specifically provided for, shall be applied or held as follows:

First:	Applied to the payment of all reasonable out-of-pocket expenses and charges, including the expenses of any sale, the expenses of any retaking, attorneys’ fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

Second:	Applied to the payment of any damages or injuries sustained by the Mortgagee occasioned by noncompliance by the Mortgagor with the terms and provisions of this Mortgage and to furnish indemnity in the proper amount against any other liens or other encumbrances which have or may have priority over those established by this Mortgage;

Third:	Applied to the payment of the Secured Obligations in such priority as the Mortgagee may elect;

Fourth:	Applied to the payment of any other obligations secured by the Vessels which are known to the Mortgagee to exist and to be so secured; and

Fifth:	Any surplus thereafter remaining shall be paid promptly to the Mortgagor.

SECTION 12. Until one or more Defaults shall occur and continue in existence, the Mortgagor, subject to the provisions of this Mortgage, (a) shall be suffered and permitted to retain actual possession and use of the Vessels and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction or other equipment or any other appurtenances of the Vessels that are no longer useful, necessary, profitable or advantageous in the operation of the Vessels.

ARTICLE III

SUNDRY PROVISIONS

SECTION 1. For the purposes of this Mortgage and Chapter 313, the maximum amount of the direct or contingent obligations outstanding at any one time that is or may become secured by this Mortgage is the principal sum of U.S. $200,000,000, plus interest, expenses and fees. The discharge amount is the same as the maximum amount.

SECTION 2. The names and addresses of each of the parties to this Mortgage are as follows:

(a) Mortgagor: Great Lakes Dredge & Dock Company, LLC, 2122 York Road, Oak Brook, Illinois 60523;

(b) Mortgagee: Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, One Tower Square, 2S2, Hartford, Connecticut 06183.

SECTION 3. All of the covenants, promises, stipulations and agreements of the Mortgagor contained in this Mortgage shall bind the Mortgagor and its successors and assigns (including successors by way of merger, acquisition or similar event) and shall inure to the benefit of the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event). In the event of any assignment of this Mortgage, the term “Mortgagee”, as used in this Mortgage, shall be deemed to mean any such assignee.

SECTION 4. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

SECTION 5. This Mortgage may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 6. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner and with the effect provided for in the Bonding Agreement.

SECTION 7. At the reasonable request of the Mortgagee, to the extent reasonably available to the Mortgagor, the Mortgagor will cause to be delivered to Mortgagee for inspection, copies of any and all material contracts and documents relating to the Vessels, whether on board or not, subject to the confidentiality provisions set forth in the Bonding Agreement.

SECTION 8. This Mortgage may be amended or supplemented from time to time, but only by an instrument in writing executed by the Mortgagor and the Mortgagee and duly acknowledged pursuant to Chapter 313.

SECTION 9. THIS MORTGAGE AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEIR SUCCESSORS AND ASSIGNS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL

OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS, AND EXCEPT TO THE EXTENT PREEMPTED BY APPLICABLE FEDERAL AND MARITIME LAWS OF THE UNITED STATES.

SECTION 10. So long as the first preferred fleet mortgage on the Vessels in favor of the Lenders remains in effect and constitutes a lien prior to the lien of this Mortgage, the provisions of such first preferred fleet mortgage shall take precedence over any conflicting provisions of this Mortgage. References in this Mortgage to the lien hereof being “second” shall not be construed as subordinating this Mortgage to any lien other than the liens of such first preferred fleet mortgage, nor as subordinating this Mortgage to the lien of such first preferred fleet mortgage for any period except for so long as it constitutes a lien prior to the lien of this Mortgage.

SECTION 11. So long as the Intercreditor Agreement remains in effect, any provision set forth in the Intercreditor Agreement (including without limitation any provision limiting the use of the Vessels by the Mortgagee or foreclosure actions by the Mortgagee or prescribing the use or application of proceeds of the Vessels) which conflicts with any provision of this Mortgage shall govern.

SECTION 12. The Mortgagee may permit the separate discharge of one or more Vessels or of property that is not a vessel from the lien of this Mortgage as permitted by the Bonding Agreement.

SECTION 13. Notwithstanding any other provisions of this Mortgage to the contrary, nothing herein shall waive the preferred status of this Mortgage and if any provision herein shall be construed to waive such status, such provision shall, to the extent so construed, be void and of no effect.

Execution Follows

* * * *

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year first above written.

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:
Deborah A. Wensel
Senior Vice President, Chief Financial Officer and Treasurer

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of June, 2007, by Deborah A. Wensel, the Senior Vice President, Chief Financial Officer and Treasurer of GREAT LAKES DREDGE & DOCK COMPANY, LLC a Delaware limited liability company, on behalf of the company.

Notary Public

SCHEDULE A

LIST OF VESSELS

NAME OF VESSEL	OFFICIAL NUMBER
ALASKA	283416
G.L. 51	288765
PONTCHARTRAIN	290028
BUSTER	504442
G.L. 141	538934
NO. 53	566581
JACK	605280
DODGE ISLAND	625348
TEXAS	627368
OHIO	644880
UNLOADER NO. 2	667652
APACHE	668642
KEY WEST	684596
G.L. 142	1139322
G.L. 66	1151814

EXHIBIT H

Second Preferred Ship Mortgage

See Attached

ATTACHMENT TO

EXHIBIT H

SECOND PREFERRED SHIP MORTGAGE

Given By

GREAT LAKES DREDGE & DOCK COMPANY, LLC

As Owner

In Favor Of

TRAVELERS CASUALTY AND SURETY COMPANY

And

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

As Mortgagees

On the Republic of the Marshall Islands Flag Vessel

SUGAR ISLAND

Official Number 2695

SYNOPSIS OF MORTGAGE

Vessel Subject to Instrument:	SUGAR ISLAND

Official Number: Gross Tonnage: Net Tonnage:	2695 2820 (ITC) 846 (ITC)

Type of Instrument:	Second Preferred Fleet Mortgage In continuation of prior foreign mortgage

Date of Instrument; effective as of:

Name of Owner/Mortgagor:	Great Lakes Dredge & Dock Company, LLC

(Percentage Owned):	100%

Address of Owner:	2122 York Road Oak Brook, IL 60523

Name of Mortgagee:	Travelers Casualty and Surety Company; and Travelers Casualty and Surety Company of America

Address of Mortgagee:	One Tower Square, 2S2 Hartford, CT 06183

Total Amount of Mortgage:	Two Hundred Million United States Dollars ($200,000,000) plus interest, expenses and fees

SECOND PREFERRED SHIP MORTGAGE

THIS SECOND PREFERRED SHIP MORTGAGE is made and dated as of June 12, 2007 (hereinafter the “Mortgage”) by GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company and a qualified foreign maritime entity, with its address at 2122 York Road, Oak Brook, Illinois 60523 (the “Mortgagor”), to TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, “Travelers”) each having their address at One Tower Square, 2S2, Hartford, Connecticut 06183 (collectively, the “Mortgagee”, each holding an individual interest as a joint tenant in the vessel mortgaged).

WHEREAS, the Mortgagor is the sole absolute and unencumbered owner (subject only to the first preferred ship mortgage on the vessel in favor of the Lenders (as defined below)) of the whole of the following vessel (hereinafter identified as the “Vessel”), registered in the name of the Mortgagor under the laws and flag of the Republic of the Marshall Islands and more particularly described as follows:

NAME	OFFICIAL NO.	GROSS TONNAGE	NET TONNAGE
SUGAR ISLAND	2695	2820 (ITC)	846 (ITC)

WHEREAS, the Mortgagor, Great Lakes Dredge & Dock Corporation, a Delaware corporation (Mortgagor’s direct parent entity) (“Parent”), various affiliates of the Mortgagor, and the Mortgagee are parties to that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003 (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Bonding Agreement”), which Bonding Agreement amended and restated in its entirety that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 among, inter alia, the Mortgagor and the Mortgagee (the “Second Amendment and Restatement”), which Second Amendment and Restatement amended and restated in its entirety that certain First Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of September 24, 1997 among, inter alia, the Mortgagor and the Mortgagee;

WHEREAS, pursuant to the Bonding Agreement, the Mortgagor and such affiliates have incurred or will incur obligations (monetary or otherwise) to the Mortgagee (which obligations and all other payment and performance obligations of the Mortgagor under this Mortgage are hereinafter referred to collectively as the “Secured Obligations”);

WHEREAS, the Mortgagor previously agreed to secure the Secured Obligations to the Mortgagee under the Bonding Agreement with, among other things, that certain Second

Preferred Fleet Mortgage (the “Original Mortgage”) dated as of September 24, 1997 by Mortgagor to the Mortgagee;

WHEREAS, the Mortgagor subsequently replaced the Original Mortgage with a certain Second Preferred Fleet Mortgage dated as of December 22, 2003 by the Mortgagor to the Mortgagee (the “2003 Mortgage”) to secure the Secured Obligations, which 2003 Mortgage was subsequently supplemented by Supplement Number One to Second Preferred Fleet Mortgage dated as of September 30, 2004, Supplement Number Two to Second Preferred Fleet Mortgage dated as of August 1, 2005; and Supplement Number Three to Second Preferred Fleet Mortgage dated as of August 29, 2006;

WHEREAS, the Mortgagor subsequently withdrew the Vessel from the 2003 Mortgage and separately mortgaged the Vessel under a certain Second Preferred Ship Mortgage dated as of December 5, 2006 (the “2006 Mortgage”) to secure the Secured Obligations;

WHEREAS, the Mortgagor has agreed to replace the 2003 Mortgage and the 2006 Mortgage and secure the Secured Obligations with, among other things, a second preferred ship mortgage on the Vessel in the maximum principal amount of U.S. $200,000,000, plus interest, expenses and fees;

WHEREAS, the Mortgagor has agreed to secure certain of its obligations to LaSalle Bank National Association, as Administrative Agent for certain financial institutions (the “Lenders”) with a first preferred ship mortgage on the Vessel which is the subject of this Mortgage;

WHEREAS, to deal with, among other things, the respective rights of Mortgagee and the Administrative Agent for the benefit of the Lenders, with respect to the Vessel and the proceeds thereof, the Mortgagee has entered into that certain Intercreditor Agreement dated as of June 12, 2007 by and among the Parent, certain subsidiaries of the Parent (including the Mortgagor) from time to time party thereto, and the Mortgagee (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Bonding Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit A hereto;

WHEREAS, the Intercreditor Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit B hereto;

NOW THEREFORE, THIS MORTGAGE WITNESSETH that in consideration of the premises and of the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security only for the performance and payment of the Secured Obligations when, if and as due, and all other sums which may be secured by this Mortgage, the Mortgagor has granted, conveyed, mortgaged, pledged, granted a security interest in, confirmed, transferred and set over, and by these presents does grant, convey, mortgage, pledge, grant a security interest in, confirm, assign, transfer and set over unto the Mortgagee the whole of the Vessel, together with all of its boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction and other equipment and all other appurtenances thereunto appertaining or belonging, whether now or hereafter acquired, and also any and all additions, improvements and replacements hereafter made in or to the Vessel, or in or to its equipment and appurtenances aforesaid, as well as the proceeds of the Vessel;

TO HAVE AND TO HOLD all and singular the foregoing mortgaged and described property unto the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event), to its and its successors’ and assigns’ own use, benefit and behoof forever;

PROVIDED, HOWEVER, and these presents are upon the condition that the Mortgagee agrees that this Mortgage and the estate and rights hereby granted shall cease, determine and terminate upon payment and performance in full of all the Secured Obligations, otherwise to remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further agreements and conditions hereinafter set forth.

ARTICLE I

REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

SECTION l. The Mortgagor hereby agrees with the Mortgagee duly and promptly to perform and to observe the Secured Obligations.

SECTION 2. The Mortgagor will cause this Mortgage to be duly filed in accordance with the provisions of the Preferred Mortgage and Maritime Liens Act of the Republic of the Marshall Islands as codified at Chapter 3 of the Republic of the Marshall Islands Maritime Act, 1990, as amended (the “Act”), and will otherwise cause compliance with and satisfaction of all of the provisions of the Act in order to establish and maintain this Mortgage as a second preferred mortgage lien thereunder upon the Vessel and upon all renewals, replacements, supplements, amendments and improvements made in or to the same for the amount indicated in Section 1 of Article III hereof. The Mortgagor shall promptly pay and discharge all Republic of the Marshall Islands fees and expenses in connection with the recordation of this Mortgage and any such renewals, replacements, supplements, amendments and improvements.

SECTION 3. In the event that this Mortgage or the Secured Obligations, or any provision hereof or thereof, shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, or the Secured Obligations, then, from time to time, the Mortgagor will execute, on its own behalf such other and further assurances and documents as in the reasonable opinion of the Mortgagee may be required more effectively to subject the

Vessel to the terms and provisions of this Mortgage, including the payment of all sums required to be paid under the Secured Obligations hereby secured.

SECTION 4. (a) The Mortgagor shall place a properly certified copy of this Mortgage on board the Vessel with its papers and will cause the same to be shown to any person having business with the Vessel which might create or imply any commitment or encumbrance whatsoever on the Vessel and shall cause a notice, reading as follows (or containing such additional information relating to any permitted mortgage that is placed on a Vessel as may be approved by the Mortgagor) printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, and framed, to be placed and kept prominently exhibited in the chart room and in the master’s cabin of the Vessel if such room and cabin are contained in the Vessel and, if not, where such notices customarily are kept for vessels of the type of the Vessel:

“NOTICE OF SHIP MORTGAGE

This vessel is owned by Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company duly registered as a qualified foreign maritime entity with the Republic of the Marshall Islands, and is covered by a Second Preferred Fleet Mortgage in favor of Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, under the authority of Chapter 3 of the Marshall Islands Maritime Act of 1990, as amended. Under the terms of said Mortgage, neither the owner, the master or agent of this vessel nor any other person has any right, power or authority to create, incur, or permit to be placed or imposed upon this vessel any lien or encumbrance whatsoever, other than liens for wages of the crew in respect of this vessel, general average, salvage (including contract salvage), liens fully covered by insurance and any deductible applicable thereto, liens permitted by Section 6.11 of the Bonding Agreement, certain liens in favor of LaSalle Bank National Association, as Administrative Agent, and other liens incident to current operations or for repairs.”

(b) The Mortgagor will not create, incur, permit to be placed or imposed upon or permit to exist upon the Vessel or any of the proceeds of the Vessel or sums due or to become due in respect of the Vessel or in respect of insurance thereon any lien whatsoever, other than liens contemplated by the aforesaid notice. In due course and in any event within thirty (30) days after the same becomes due and payable, the Mortgagor shall pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all material claims or demands with respect to the Vessel, unless such claims or demands are being contested in good faith.

SECTION 5. (a) The Mortgagor will not transfer or change the flag of the Vessel without the written consent of the Mortgagee first had and obtained, and any such written consent to any one transfer or change of flag shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag.

(b) The Mortgagor will not cause or permit the Vessel to be operated in any manner contrary to law and the Mortgagor will not engage in any unlawful trade or violate any law or expose the Vessel to penalty or forfeiture, except where any such operation, engagement, violation or exposure could not reasonably be expected to have a Material Adverse Change, and will not do, or suffer or permit to be done, anything which can or may injuriously affect in any material respect the registration of the Vessel under the laws and regulations of the Republic of the Marshall Islands.

(c) Without limiting in any way the right of the Mortgagee to decline to grant any written consent described in Section 5(a) or to condition any such written consent on other conditions, it is expressly understood and agreed that the Mortgagee shall not grant any such written consent unless either: (i) the Mortgagee is satisfied that all actions necessary or desirable have been taken so that after giving effect to the proposed transfer or change the Mortgagee will have a valid and enforceable second lien on the Vessel which is the subject hereof providing rights (including practically realizable enforcement rights) and benefits to the Mortgagee with respect to such Vessel at least as favorable to the Mortgagee as those granted to the Mortgagee with respect thereto by this Mortgage or (ii) the Mortgagor substitutes for the Vessel as collateral under this Mortgage other vessels owned by the Mortgagor (including all appurtenances thereunto appertaining or belonging and any and all additions, improvements and replacements thereto) reasonably acceptable to the Mortgagee having an orderly liquidation value reasonably equal to or greater than the then orderly liquidation value of the Vessel (or such lesser orderly liquidation value as the Mortgagee may find acceptable).

SECTION 6. (a) On and after the date of this Mortgage the Mortgagor will cause to be carried and maintained in respect of the Vessel hull and machinery (“H&M”), general liability (“GL”) and protection and indemnity (“P&I”) insurance in such amounts and with such insurance companies, underwriters, protection and indemnity associations or clubs as required by the Bonding Agreement. In the event that the Mortgagor fails to obtain or maintain any insurance required by the terms of this Mortgage or the Bonding Agreement, the Mortgagee shall be hereby authorized by the Mortgagor to procure such insurance and all premiums and other amounts incurred or expended by the Mortgagee in procuring such insurance shall constitute additional Secured Obligations secured by this Mortgage. The Mortgagor will cause all policies and certificates of entry with respect to H&M insurance required hereby to name the Mortgagee as an additional insured and contain a loss payable clause which, by language reasonably acceptable to the Mortgagee, shall provide for payment to the Mortgagee or its order. The Mortgagor shall cause all policies of GL insurance to name the Mortgagee as an additional insured and shall either cause all policies of P&I insurance to name the Mortgagee as an additional insured or shall otherwise cause the interest of the Mortgagee to be noted with respect to such policies of P&I insurance, subject to the remaining provisions of this Section 6.

(b) In the event of an actual, constructive or compromised total loss of the Vessel, such loss shall not be adjusted or compromised without the prior written consent of the Mortgagee, and all insurance or other payments for such shall be paid to the Mortgagee and applied by the Mortgagee as follows: first, to any costs or expenses of the Mortgagee in connection with collecting such payment; second, to the payment of the Secured Obligations; third, to the payment of all other secured indebtedness, if any; and fourth, any surplus thereafter remaining, to the Mortgagor, its successors and assigns or to whomever may be lawfully entitled to receive the same.

(c) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Mortgagor to obtain a bond or to supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Mortgagor or its agent, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement. In any such event, Mortgagor shall promptly notify Mortgagee in writing of any such arrest or threatened arrest and, within thirty (30) days, cause such Vessel to be released by posting security or otherwise.

(d) If requested by the Mortgagee at any time and from time to time, the Mortgagor will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of entry in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessel.

(e) The Mortgagor agrees that it will not do or permit or willingly allow to be done any act by which any insurance required by the terms of this Mortgage may be suspended, impaired or cancelled, and that it will not permit or allow the Vessel to undertake any voyage or run any risk or transport any cargo or passengers which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage extending to such voyages, risks, passengers or cargoes.

SECTION 7. The Mortgagor shall promptly notify the Mortgagee of the actual or constructive total loss of the Vessel or the agreed or compromised total loss of the Vessel, or the arrest, capture, condemnation, confiscation, registration, seizure or forfeiture of the Vessel.

SECTION 8. The Mortgagor represents and warrants that it is and will at all times remain a qualified maritime entity under the laws of the Republic of the Marshall Islands, entitled to own, register and operate vessels under the laws and flag of the Republic of the Marshall Islands. The Mortgagor further represents and warrants that the address of its chief executive office is Great Lakes Dredge & Dock Company, LLC, 2122 York Road, Oak Brook, Illinois 60523.

ARTICLE II

DEFAULTS AND REMEDIES

SECTION 1. For all purposes of this Mortgage the term “Default” shall mean when any of the following events shall have occurred:

(a) An Event of Default under the Bonding Agreement;

(b) A failure in the due and punctual observance and performance by the Mortgagor of any of the provisions of Section 6(c) of Article I hereof;

(c) A failure in the due and punctual observance and performance by the Mortgagor of any of the provisions of Sections 6(a) or (b) of Article I hereof which shall continue without being cured by the Mortgagor for a period of ten (10) business days after an officer of the Mortgagor first has knowledge of such failure or the Mortgagor receives written notice thereof from the Mortgagee, whichever is earlier;

(d) A failure in the due and punctual observance and performance by the Mortgagor of any provision of this Mortgage which shall continue without being cured by the Mortgagor for a period of thirty (30) days after written notice thereof shall have been given by the Mortgagee to the Mortgagor; or

(e) The Mortgagor shall abandon the Vessel, other than in connection with an insured actual, constructive or compromised total loss of the Vessel.

SECTION 2. If any Default shall occur and be continuing uncured, then at any time thereafter while such Default shall remain uncured, the Mortgagee shall have the right to exercise any or all of the following remedies:

(a) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by the Act or by any other provisions of applicable law;

(b) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment in respect of the Secured Obligations and any and all payments due under the Secured Obligations and hereunder, and collect the same out of any and all of the collateral held by the Mortgagee for the Secured Obligations whether covered by this Mortgage or otherwise and in connection therewith obtain a decree ordering the sale of the Vessel in accordance with subsection (d) of this Section 2;

(c) The Mortgagee may take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Mortgagor or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel demanded and, once in possession of the Vessel, the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to subsection (d) of this Section 2, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given to it to take the Vessel, the Mortgagee shall have the right to dock the Vessel taken, for a reasonable time at any dock, pier or other premises of any person in possession of the Vessel without charge, or to dock any or all of the Vessels taken at any other place at the cost and expense of the Mortgagor; and

(d) The Mortgagee may take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process, and, once in possession of the Vessel taken, if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell the

Vessel, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

(i)	By publishing such notice for ten (10) consecutive business days in a daily newspaper of general circulation published in New York City;

(ii)	If the place of sale should not be New York City, then also by publication of a similar notice for a similar period of time in a daily newspaper, if any, published at the place of sale; and

(iii)	By mailing, by registered or certified mail, a similar notice to the Mortgagor on the day of first publication and at least thirty (30) days prior to the date fixed for sale.

The Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

SECTION 3. Any sale of the Vessels made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them from claiming any interest in or with respect to the Vessel. No purchaser shall be bound to inquire whether notice has been given, or whether any Default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

SECTION 4. The Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Mortgagor, a good conveyance of the title to the Vessel. In the event of the sale of the Vessel, under any power herein contained, the Mortgagor will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel, as the Mortgagee may direct or approve. The Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by the Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by the Mortgagor and, therefore, secured by this Mortgage as additional Secured Obligations.

SECTION 5. Without limiting in any way the provisions of Section 6 of Article I hereof, the Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Default in respect of the Vessel, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Mortgagor, acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

SECTION 6. The Mortgagee may, whenever any right to enter and take possession of the Vessel accrues to the Mortgagee hereunder, require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver, to the Mortgagee the Vessel as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessels and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 7. Upon the occurrence and during the continuation of a Default, the Mortgagor authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released other than the lien of this Mortgage, and to take such proceedings as to her as may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by it for the purpose of such defense or purchase or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

SECTION 8. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Default shall impair any such right, power or remedy or be construed to be a waiver of any such Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the amounts due in respect of the Secured Obligations after any Default or of any payment on account of any past Default be construed to be a waiver of any right to take advantage of any future Default or of any past Default not completely cured thereby.

SECTION 9. If at any time after a Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings, the Mortgagor offers to cure completely all Defaults and to pay all expenses, advances and damages to the Mortgagee consequent on such Defaults, then the Mortgagee shall accept such offer, cure and payment and restore the Mortgagor to its former position, but such action shall not affect any subsequent Default or impair any rights consequent thereon.

SECTION 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

SECTION 11. The proceeds of any sale of the Vessel, earnings of any charter operation or other use of the Vessel by the Mortgagee under any of the powers herein specified, and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein, in the Bonding Agreement or in the Intercreditor Agreement, been specifically provided for, shall be applied or held as follows:

First:	Applied to the payment of all reasonable out-of-pocket expenses and charges, including the expenses of any sale, the expenses of any retaking, attorneys’ fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

Second:	Applied to the payment of any damages or injuries sustained by the Mortgagee occasioned by noncompliance by the Mortgagor with the terms and provisions of this Mortgage and to furnish indemnity in the proper amount against any other liens or other encumbrances which have or may have priority over those established by this Mortgage;

Third:	Applied to the payment of the Secured Obligations in such priority as the Mortgagee may elect;

Fourth:	Applied to the payment of any other obligations secured by the Vessel which are known to the Mortgagee to exist and to be so secured; and

Fifth:	Any surplus thereafter remaining shall be paid promptly to the Mortgagor.

SECTION 12. Until one or more Defaults shall occur and continue in existence, the Mortgagor, subject to the provisions of this Mortgage, (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction or other equipment or any other appurtenances of the Vessel that is no longer useful, necessary, profitable or advantageous in the operation of the Vessel.

ARTICLE III

SUNDRY PROVISIONS

SECTION 1. For the purposes of this Mortgage and the Act, the maximum amount of the direct or contingent obligations outstanding at any one time that is or may become secured by this Mortgage is the principal sum of U.S. $200,000,000, plus interest, expenses and fees. The discharge amount is the same as the maximum amount.

SECTION 2. The names and addresses of each of the parties to this Mortgage are as follows:

(a) Mortgagor: Great Lakes Dredge & Dock Company, LLC, 2122 York Road, Oak Brook, Illinois 60523;

(b) Mortgagee: Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, One Tower Square, 2S2, Hartford, Connecticut 06183.

SECTION 3. All of the covenants, promises, stipulations and agreements of the Mortgagor contained in this Mortgage shall bind the Mortgagor and its successors and assigns (including successors by way of merger, acquisition or similar event) and shall inure to the benefit of the Mortgagee and its successors and assigns(including successors by way of merger, acquisition or similar event). In the event of any assignment of this Mortgage, the term “Mortgagee”, as used in this Mortgage, shall be deemed to mean any such assignee.

SECTION 4. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

SECTION 5. This Mortgage may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 6. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner and with the effect provided for in the Bonding Agreement.

SECTION 7. At the reasonable request of the Mortgagee, to the extent reasonably available to the Mortgagor, the Mortgagor will cause to be delivered to Mortgagee for inspection, copies of any and all material contracts and documents relating to the Vessel, whether on board or not, subject to the confidentiality provisions set forth in the Bonding Agreement.

SECTION 8. This Mortgage may be amended or supplemented from time to time, but only by an instrument in writing executed by the Mortgagor and the Mortgagee and duly acknowledged pursuant to the Act.

SECTION 9. GOVERNING LAW; CHOICE OF LAW. THE PARTIES AGREE THAT THIS MORTGAGE SHALL BE GOVERNED BY THE PREFERRED MORTGAGE AND MARITIME LIENS ACT OF THE REPUBLIC OF THE MARSHALL ISLANDS AS CODIFIED AT CHAPTER 3 OF THE REPUBLIC OF THE MARSHALL ISLANDS MARITIME ACT, 1990, AS AMENDED; PROVIDED HOWEVER THAT EXCEPT TO THE EXTENT PREEMPTED BY SUCH LAW; ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEIR SUCCESSORS AND ASSIGNS WITH RESPECT TO THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS, AND BY THE MARITIME LAWS OF THE UNITED STATES.

SECTION 10. So long as the first preferred ship mortgage on the Vessel in favor of the Lenders remains in effect and constitutes a lien prior to the lien of this Mortgage, the provisions of such first preferred ship mortgage shall take precedence over any conflicting provisions of this Mortgage. References in this Mortgage to the lien hereof being “second” shall not be construed as subordinating this Mortgage to any lien other than the lien of such first preferred ship mortgage, nor as subordinating this Mortgage to the lien of such first preferred ship mortgage for any period except for so long as it constitutes a lien prior to the lien of this Mortgage.

SECTION 11. So long as the Intercreditor Agreement remains in effect, any provision set forth in the Intercreditor Agreement (including without limitation any provision limiting the use of the Vessels by the Mortgagee or foreclosure actions by the Mortgagee or prescribing the use or application of proceeds of the Vessels) which conflicts with any provision of this Mortgage shall govern.

SECTION 12. The Mortgagee may permit the separate discharge of the Vessel or of property that is not a vessel from the lien of this Mortgage as permitted by the Bonding Agreement.

SECTION 13. Notwithstanding any other provisions of this Mortgage to the contrary, nothing herein shall waive the preferred status of this Mortgage and if any provision herein shall be construed to waive such status, such provision shall, to the extent so construed, be void and of no effect.

Execution Follows

* * * *

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year first above written.

GREAT LAKES DREDGE & DOCK
COMPANY, LLC

By:
Deborah A. Wensel
Senior Vice President, Chief Financial Officer and Treasurer

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of June 2007, by Deborah A. Wensel, the Senior Vice President, Chief Financial Officer and Treasurer of GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company and qualified maritime entity under the laws of the Republic of the Marshall Islands, on behalf of the company.

Notary Public